Securities Act File No. 333-_____

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
_______________________

FORM N-14

REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

☐   Pre-Effective Amendment No.    ☐   Post-Effective Amendment No.
(Check appropriate box or boxes)
__________________________________________________________________

A&Q MASTERS FUND
(Exact Name of Registrant as Specified in Charter)

677 Washington Boulevard
Stamford, Connecticut 06901
(Address of Principal Executive Offices:  Number, Street, City, State, Zip Code)

Registrant's Telephone Number, including Area Code:  (203) 719-1428

Michael Kim, Esq.
UBS Hedge Fund Solutions LLC
1285 Avenue of the Americas
New York, New York 10019
(Name and Address of Agent for Service)

COPY TO:

Gary L. Granik, Esq.
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982

__________________________________________________________________

APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

AS SOON AS PRACTICABLE AFTER THE EFFECTIVE DATE OF THIS REGISTRATION STATEMENT.
__________________________________________________________________

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit	Proposed Maximum Aggregate Offering Price(1)	Amount of Registration Fee(2)
Shares of beneficial interest	Not Applicable	Not Applicable	$54,500,000	$5,488.15

(1)	Estimated solely for the purpose of calculating the filing registration fee, pursuant to Rule 457(o) under the Securities Act of 1933.

(2)	Based on a rate of $100.70 per $1,000,000 of the proposed maximum aggregate offering price.

The Registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this registration statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

A&Q EQUITY OPPORTUNITY FUND LLC

c/o UBS Hedge Fund Solutions LLC
677 Washington Boulevard
Stamford, Connecticut 06901

Dear Investor:

The Board of Directors of your fund, A&Q Equity Opportunity Fund LLC (the "Fund"), has approved the reorganization of the Fund with and into A&Q Masters Fund (the "Acquiring Fund").  The Acquiring Fund, like the Fund, is a closed-end, non-diversified management investment company.  Each fund is commonly referred to as a "fund of funds," and seeks to achieve its investment objective principally through the allocation of assets among a select group of alternative asset managers.  UBS Hedge Fund Solutions LLC (formerly known as UBS Alternative and Quantitative Investments LLC) (the "Adviser") is the investment adviser to the Fund and the Acquiring Fund.

The reorganization of the Fund is expected to occur after the close of business on December 31, 2015, at which time the Fund will transfer all of its assets to the Acquiring Fund in exchange solely for shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities, and the Fund will cease to exist by operation of law.  Upon completion of the reorganization, you will become a shareholder of the Acquiring Fund and will receive shares of the Acquiring Fund equal in value to the value of your limited liability company interests in the Fund.

As part of an ongoing review of its registered fund lineup—and its desire to align its fund offerings with investors' needs and preferences, and to consolidate certain funds having similar investment objectives and strategies in a manner that would benefit fund investors—the Adviser recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund.  Management believes that the reorganization will permit Fund investors to pursue substantially similar investment goals in a larger combined fund that has a substantially similar investment objective and similar, although not identical, investment management policies as the Fund.  The Adviser charges the Acquiring Fund and the Fund the same aggregate asset-based fee rates, the Acquiring Fund has a better performance record than that of the Fund, and the Acquiring Fund has, and is expected to continue to have, a lower direct annual expense ratio (which does not include "Acquired Fund Fees and Expenses") than the Fund.  Additionally, the reorganization will permit Fund investors to invest in the Acquiring Fund without paying any additional sales load.

After careful review, the Fund's Board of Directors has unanimously approved the reorganization of the Fund.  Based on information provided by the Adviser, the Fund's Board of Directors believes that the reorganization will permit Fund investors to pursue substantially similar investment goals in a larger combined fund that has a substantially similar investment objective and similar, although not identical, investment management policies as the Fund, the same aggregate asset-based fee rates as the Fund, a lower direct annual expense ratio than the Fund and a better performance record than that of the Fund.  In approving the reorganization, the Fund's Board of Directors considered the terms and conditions of the reorganization, as well as alternatives thereto (namely, liquidating the Fund), and determined that the reorganization is in the best interests of the Fund and that the interests of the Fund's investors will not be diluted as a result of the reorganization.

The reorganization is expected to constitute a taxable transaction for U.S. federal income tax purposes.  Similarly, however, if the Fund were to liquidate all of its underlying investments and dissolve, or investors in the Fund were to tender all of their interests for repurchase by the Fund, these transactions, like the reorganization, would be taxable events to such investors for federal income tax purposes.

The reorganization of the Fund does not require investor approval, and you are not being asked to vote.  We do, however, ask that you carefully review the enclosed Prospectus/Information Statement, which contains information about the Acquiring Fund and the reorganization of the Fund with and into the Acquiring Fund.  Additionally, please note that you will be afforded an opportunity, prior to the consummation of the reorganization, to tender in full your interests to the Fund for repurchase, should you not wish to become a shareholder of the Acquiring Fund.  The Fund's fourth quarter 2015 tender offer, in which the Fund will offer to repurchase 100% of its issued and outstanding interests, will commence concurrently with the mailing of the Prospectus/Information Statement.

If you have any questions or need additional information, please call (203) 719-1428 or toll-free at (888) 793-8637, or contact your Financial Advisor.

Sincerely,
William J. Ferri Principal Executive Officer A&Q Equity Opportunity Fund LLC

[November 27], 2015

THE REORGANIZATION OF
A&Q EQUITY OPPORTUNITY FUND LLC
WITH AND INTO
A&Q MASTERS FUND

QUESTIONS AND ANSWERS

The enclosed materials include a Prospectus/Information Statement containing information you need to know about the reorganization.  However, we thought it also would be helpful to begin by answering some of the important questions you might have about the reorganization.

WHAT WILL HAPPEN TO MY A&Q EQUITY OPPORTUNITY FUND LLC INVESTMENT WHEN THE REORGANIZATION OCCURS?

The reorganization of A&Q Equity Opportunity Fund LLC (the "Fund") with and into A&Q Masters Fund (the "Acquiring Fund") will be structured as a merger, pursuant to Section 18-209(b) of the Delaware Limited Liability Company Act, with the Acquiring Fund as the surviving company of the transaction.  After the close of business on December 31, 2015 (the "Closing Date"), provided that you have not tendered all your limited liability company interests in the Fund for repurchase in the Fund's fourth quarter 2015 tender offer, you will become a shareholder of Acquiring Fund, which, like the Fund, is a closed-end, non-diversified management investment company managed by UBS Hedge Fund Solutions LLC (formerly known as UBS Alternative and Quantitative Investments LLC) (the "Adviser" or "UBS HFS"), and will no longer be an investor in the Fund.  You will receive shares of beneficial interest of the Acquiring Fund, with a value equal to the value of your limited liability company interests in the Fund as of the Closing Date.  As a result of the Reorganization, the Fund will cease to exist by operation of law.

WHAT ARE THE BENEFITS OF THE REORGANIZATION FOR ME?

The Adviser has informed the Fund's Board of Directors that the reorganization will permit Fund investors to pursue substantially similar investment goals in a larger combined fund that has a substantially similar investment objective and similar, although not identical, investment management policies as the Fund, and also is managed by the Adviser.  As of September 30, 2015, the Acquiring Fund and the Fund had net assets of approximately $140.7 million and approximately $54.5 million, respectively.  In addition, the Adviser has informed the Fund's Board of Directors that the Adviser charges the Acquiring Fund and the Fund the same aggregate asset-based fee rates, the Acquiring Fund has a better performance record than that of the Fund, and the Acquiring Fund has, and is expected to continue to have, a lower direct annual expense ratio (which does not include "Acquired Fund Fees and Expenses"1) than the Fund, taking into account the Acquiring Fund's Expense Cap (defined below).  By combining the Fund with the Acquiring Fund, Fund investors will benefit immediately from the Acquiring Fund's Expense Cap, which will result in a reduction of the direct fees and expenses paid by Fund investors. Over the long term, if the combined fund's assets increase and its "Specified Expenses" (defined below) decline below the Expense Cap, investors would benefit from certain economies of scale, as the combined fund's fixed costs would be spread across a larger asset base. The potential benefits of the reorganization are described in greater detail in the enclosed Prospectus/Information Statement.

________________________
1
Investors do not directly bear "Acquired Fund Fees and Expenses," which consist of the fees and expenses of the underlying investment funds in which the funds invest. Additionally, the performance records of the Fund and the Acquiring Fund reflect these fees and expenses.

DO THE FUNDS HAVE SIMILAR INVESTMENT GOALS AND STRATEGIES?

Yes.  The Acquiring Fund and the Fund have substantially similar investment objectives and similar, although not identical, investment management policies.  The Acquiring Fund seeks capital appreciation over the long term; the Fund also seeks to maximize capital appreciation over the long term.  Additionally, the investment policies, practices and limitations (and the related risks) of the Acquiring Fund and the Fund are similar.

Each of the Fund and the Acquiring Fund is commonly referred to as a "fund of funds," and seeks to achieve its objective through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.  Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund and the Acquiring Fund, and in other registered investment companies (collectively, "Investment Funds").  The Fund seeks to deploy its assets primarily among Investment Managers who over time have produced attractive returns principally in the U.S. equity markets by employing long/short equity strategies.  Similarly, the Acquiring Fund currently seeks to maintain a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers.  In addition, at any given time, the Acquiring Fund also may invest in Investment Funds that employ other strategies, which may include relative value, merger arbitrage/event-driven, global macro, distressed investing and emerging market strategies.

UBS HFS is the investment adviser to the Acquiring Fund and the Fund and provides day-to-day management of the Acquiring Fund's and the Fund's investments.  UBS Financial Services Inc., an affiliate of the Adviser, distributes the shares of the Acquiring Fund and acts as placement agent for the Fund.  For additional information regarding the Acquiring Fund and the Fund, please refer to the enclosed Prospectus/Information Statement.

WHAT ARE THE TAX CONSEQUENCES OF THE REORGANIZATION?

It is expected that the exchange of the assets of the Fund (other than cash) for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Fund's stated liabilities will be a taxable exchange for U.S. federal income tax purposes.  As a result, it is expected that gain or loss will be recognized by the Fund in such exchange.  As described in the Prospectus/Information Statement, the Adviser expects that some portion of the Fund's underlying investments will be redeemed in taxable transactions prior to the Closing Date.  Accordingly, it is anticipated that, as a result of such redemptions, as well as the reorganization, substantially all of the gain or loss inherent in the Fund's underlying investments will be recognized in the Fund's final taxable year ending on the Closing Date.

Any such gain or loss recognized by the Fund (regardless of whether such gain or loss is from transactions prior to the reorganization or from the reorganization itself) will be allocated to the investors in the Fund (including those whose interests in the Fund are repurchased in the Fund's fourth quarter 2015 tender offer) in accordance with the Fund's Limited Liability Company Agreement, as amended and/or restated from time to time (the "LLC Agreement").  Any such gain or loss (as determined for federal income tax purposes) must be taken into account by all investors in the Fund when determining their taxable income or loss, and will result in corresponding adjustments to their respective bases in their interests in the Fund.

The distribution of the Acquiring Fund shares to the investors in the Fund is intended to be tax free.

The tax consequences to investors in the Fund are expected to be substantially similar, regardless of whether they become shareholders of the Acquiring Fund pursuant to the reorganization or choose to tender their interests in the Fund for repurchase in the Fund's fourth quarter 2015 tender offer (or if the Fund, in lieu of the reorganization, were to liquidate all of its underlying investments and dissolve).  However, under the LLC Agreement, items of Fund ordinary income and/or capital gain (including short-term capital gain), or deductions, ordinary losses and/or capital losses, may be specially allocated to a tendering investor upon the repurchase of its Fund interests, to the extent the tendering investor's liquidating distribution would otherwise exceed, or be less than, its adjusted tax basis in its Fund interests.

The Acquiring Fund has elected, and intends to continue, to be treated as a "regulated investment company" (a "RIC") under Subchapter M of the Internal Revenue Code of 1986, as amended.  Accordingly, for U.S. federal income tax purposes, the investors in the Fund (which is classified as a partnership for federal income tax purposes) that do not tender all of their interests in the Fund for repurchase in the Fund's fourth quarter 2015 tender offer will become shareholders of a RIC as a result of the reorganization.

WILL THE REORGANIZATION RESULT IN A HIGHER MANAGEMENT FEE OR HIGHER DIRECT FUND EXPENSES?

No.  Each of the Acquiring Fund and the Fund pay the same aggregate asset-based fee rates to the Adviser.  The Adviser charges each of the Fund and the Acquiring Fund a fee, computed and payable monthly, at an annual rate of 1.25% of the respective fund's adjusted net assets, determined as of the last day of each month, and an incentive fee of 5% of the respective fund's net profits, if any.  Additionally, the Acquiring Fund has, and is expected after the consummation of the reorganization to continue to have, a lower direct annual expense ratio than the Fund.  The Acquiring Fund's direct annual expense ratio for the fiscal year ended March 31, 2015 was approximately 1.97%, while the Fund's direct annual expense ratio for the fiscal year ended December 31, 2014 was approximately 2.22%.

The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Acquiring Fund whereby the Adviser has agreed to limit in perpetuity the amount of "Specified Expenses" (as described below) borne by the Acquiring Fund to an amount not to exceed 1.62% per annum of the Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  "Specified Expenses" is defined to include all expenses incurred in the business of the Acquiring Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Acquiring Fund's incentive fee, (ii) fees of the Investment Funds in which the Acquiring Fund invests and (iii) extraordinary expenses.  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Acquiring Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of a majority of the Acquiring Fund's Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Acquiring Fund.  To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts.

WHO WILL PAY THE EXPENSES OF THE REORGANIZATION?

The Adviser, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the Fund's reorganization.  The Fund and the Acquiring Fund will bear their respective portfolio transaction costs, if any, whether or not associated with the reorganization.  The Fund is not expected to bear any costs or expenses in connection with portfolio transactions effected in connection with the reorganization.

The Adviser expects that some portion of the Fund's underlying investments will be redeemed before the Closing Date.  The Fund is not expected to bear any costs or expenses in connection with the redemptions of such holdings.  The tax impact of the redemptions of the Fund's underlying investments generally will depend on the difference between the price at which such investments are redeemed and the Fund's tax basis in such investments.  The Fund investors will be required to take into account their respective allocable shares (as determined under the LLC Agreement) of the gain or loss in respect of such redemptions, as well as from the reorganization, regardless of whether they become shareholders of the Acquiring Fund pursuant to the reorganization or choose to tender their interests in the Fund for repurchase in the Fund's fourth quarter 2015 tender offer.

WHY DID THE FUND'S BOARD APPROVE THE REORGANIZATION?

As part of an ongoing review of its registered fund lineup—and its desire to align its fund offerings with investors' needs and preferences, and to consolidate certain funds having similar investment objectives and strategies in a manner that would benefit fund investors—the Adviser recommended to the Fund's Board of Directors that the Fund be consolidated with the Acquiring Fund.  After considering the terms and conditions of the reorganization, as well as alternatives thereto (namely, liquidating the Fund), the investment objectives and investment management policies of the Fund and the Acquiring Fund, fees and expenses (including the direct annual expense ratios) of the Fund and the Acquiring Fund, and the relative performance of the Fund and the Acquiring Fund, the Fund's Board believes that reorganizing the Fund with and into the Acquiring Fund is in the best interests of the Fund and that the interests of the Fund's investors will not be diluted as a result of the reorganization.  In reaching this conclusion, the Fund's Board, based upon information provided by the Adviser, determined that reorganizing the Fund into the Acquiring Fund, which also is managed by the Adviser and has a substantially similar investment objective and similar, although not identical, investment management policies as those of the Fund, offers potential benefits to Fund investors.  These potential benefits include permitting Fund investors to pursue substantially similar investment goals in a larger combined fund that has a substantially similar investment objective and similar, although not identical, investment management policies, the same aggregate asset-based fee rates, a better performance record and a lower direct annual expense ratio.

WHY IS NO INVESTOR ACTION NECESSARY?

Because the reorganization of the Fund into the Acquiring Fund satisfies the requisite conditions of Rule 17a-8 under the 1940 Act, in accordance with the Fund's LLC Agreement and applicable Delaware state and U.S. federal law (including Rule 17a-8), the reorganization may be effected without the approval of investors in either fund.

WILL I BE AFFORDED AN OPPORTUNITY, PRIOR TO THE CONSUMMATION OF THE REORGANIZATION, TO EXIT THE FUND?

Yes.  Fund investors will be afforded an opportunity, prior to the consummation of the reorganization, to tender in full their interests to the Fund for repurchase, should they not wish to become shareholders of the Acquiring Fund.   The Fund's fourth quarter 2015 tender offer, in which the Fund will offer to repurchase 100% of its issued and outstanding interests, will commence concurrently with the mailing of this Prospectus/Information Statement.  Investors who accept the Fund's offer to repurchase their interests will remain investors of the Fund until December 31, 2015, when the estimated net asset value of their interests will be calculated; investors who tender in full their interests will not become shareholders of the Acquiring Fund pursuant to the reorganization.

Reorganization of

A&Q EQUITY OPPORTUNITY FUND LLC

With and Into

A&Q MASTERS FUND

PROSPECTUS/INFORMATION STATEMENT
[NOVEMBER 27], 2015
_______________________________________

This Prospectus/Information Statement is being furnished to you by the Board of Directors of A&Q Equity Opportunity Fund LLC (the "Fund") because you are an investor in the Fund (an "Investor").  As provided in an Agreement and Plan of Merger approved by the Fund's Board, the Fund will transfer all of its assets to A&Q Masters Fund (the "Acquiring Fund"), in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Shares") and the assumption by the Acquiring Fund of the Fund's stated liabilities, all as more fully described in this Prospectus/Information Statement (the "Reorganization").  Upon consummation of the Reorganization (for the avoidance of doubt, after the repurchase of limited liability company interests ("Interests") that occurs on the Closing Date (defined below) pursuant to the Fund's fourth quarter 2015 tender offer), the Acquiring Fund Shares received by the Fund will be distributed to Fund Investors, with each Investor receiving a pro rata distribution of the Acquiring Fund Shares (or fractions thereof) having an aggregate net asset value equal to the Investor's capital account as of the Closing Date.

The Reorganization is expected to occur after the close of business on December 31, 2015 (the "Closing Date").  No vote of Fund Investors will be taken with respect to the matters described in this Prospectus/Information Statement.  THE FUND IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY TO THE FUND.

This Prospectus/Information Statement, which should be retained for future reference, concisely sets forth information about the Acquiring Fund that Fund Investors should know.  This Prospectus/Information Statement is being mailed on or about [November 30], 2015 to Fund Investors of record as of the close of business on [November 20], 2015.

A Statement of Additional Information ("SAI") dated [November 27], 2015, relating to this Prospectus/Information Statement, has been filed with the Securities and Exchange Commission (the "Commission") and is incorporated by reference in its entirety.  The Commission maintains a website (http://www.sec.gov) that contains the SAI, material incorporated in this Prospectus/Information Statement by reference, and other information regarding the Acquiring Fund and the Fund.  A copy of the SAI is available without charge by writing to the Acquiring Fund at its offices at 677 Washington Boulevard, Stamford, Connecticut 06901, or calling (203) 719-1428 or toll-free at (888) 793-8637.

The Securities and Exchange Commission has not approved or disapproved the Acquiring Fund Shares or passed upon the accuracy or adequacy of this Prospectus/Information Statement.  Any representation to the contrary is a criminal offense.

The Acquiring Fund and the Fund are closed-end funds known as "funds of funds" that seek to achieve their investment objectives through the allocation of assets among a select group of alternative asset managers.  The Acquiring Fund and the Fund have substantially similar investment objectives and similar, although not identical, investment management policies.  UBS Hedge Fund Solutions LLC (the "Adviser" or "UBS HFS") serves as the investment adviser for both the Acquiring Fund and the Fund.  A comparison of the Acquiring Fund and the Fund is set forth in this Prospectus/Information Statement.

The Acquiring Fund's Prospectus dated August 1, 2015 and Annual Report for its fiscal year ended March 31, 2015 (including its audited financial statements for the fiscal year) accompany this Prospectus/Information Statement.  The Acquiring Fund's Prospectus and the financial statements contained in its Annual Report are incorporated into this Prospectus/Information Statement by reference.  For a free copy of the Fund's Annual Report for the year ended December 31, 2014 or Semi-Annual Report for the six-month period ended June 30, 2015, please call your Financial Advisor, write to the Fund at its offices located at 677 Washington Boulevard, Stamford, Connecticut 06901 or call (203) 719-1428 or toll-free at (888) 793-8637.

TABLE OF CONTENTS

Summary	[__]

Reasons for the Reorganization	[__]

Information about the Reorganization	[__]

Additional Information about the Acquiring Fund and the Fund	[__]

Financial Statements and Experts	[__]

Exhibit A: Agreement and Plan of Merger	[__]

Exhibit B: Principal Risks of the Acquiring Fund's Identified Investment Strategies	[__]

AGREEMENT AND PLAN OF MERGER PROVIDING FOR THE
REORGANIZATION OF THE FUND WITH AND INTO THE ACQUIRING FUND

SUMMARY

This Summary is qualified by reference to the more complete information contained elsewhere in this Prospectus/Information Statement, the Acquiring Fund's Prospectus and the Agreement and Plan of Merger (the "Plan") attached to this Prospectus/Information Statement as Exhibit A.

Transaction.  The Reorganization of the Fund with and into the Acquiring Fund will be structured as a merger, pursuant to Section 18-209(b) of the Delaware Limited Liability Company Act, with the Acquiring Fund as the surviving company of the transaction.  The Fund's Board of Directors, seventy-five percent of whose members are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of the Fund or the Acquiring Fund ("Independent Board Members"), has unanimously approved the Plan for the Fund.  The Plan provides that on the Closing Date, the Fund will assign, transfer and convey to the Acquiring Fund all of the remaining assets of the Fund (to be determined after the repurchase of Interests that will occur on the Closing Date pursuant to the Fund's fourth quarter 2015 tender offer), including all securities and cash, in exchange solely for Shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's remaining net assets, and the assumption by the Acquiring Fund of the Fund's stated liabilities.  The Fund will distribute all Acquiring Fund Shares received by it to Fund Investors so that each Investor will receive a pro rata distribution of the Acquiring Fund Shares (or fractions thereof) having an aggregate net asset value equal to the Investor's capital account as of the Closing Date (defined below).  As a result of the Reorganization, the Fund will cease to exist by operation of law.

Each Fund Investor that has not tendered all its Fund Interests for repurchase in the Fund's fourth quarter 2015 tender offer will become a shareholder of the Acquiring Fund as of the Closing Date.  No sales load will be imposed at the time of the Reorganization.  Any subsequent investment in the Acquiring Fund will be subject to a waivable sales load of up to 2% of the Investor's investment.

Based on information provided by the Adviser, the Fund's Board of Directors has unanimously concluded that the Reorganization is in the best interests of the Fund, and that the interests of Fund Investors will not be diluted as a result of the Reorganization.  See "Reasons for the Reorganization."

Federal Income Tax Consequences.  In the Reorganization, the Fund, which is treated as a partnership for federal income tax purposes, will transfer its assets to the Acquiring Fund, which has elected to be treated as a "regulated investment company" (a "RIC") (within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code")) for federal income tax purposes.  If, as expected, Fund Investors hold, immediately after the Reorganization, less than 80% of the outstanding Shares of the Acquiring Fund, the Reorganization will be a taxable transaction for U.S. federal income tax purposes.  Accordingly, it is expected that gain or loss will be recognized by the Fund upon the transfer of its assets (other than cash) to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities.  As described in this Prospectus/Information Statement, the Adviser expects that some portion of the underlying investments will be redeemed in taxable transactions prior to the Closing Date.  Accordingly, it is anticipated that, as a result of such redemptions, as well as the Reorganization, substantially all of the gain or loss inherent in the Fund's underlying investments will be recognized in the Fund's final taxable year ending on the Closing Date.

Any such gain or loss recognized by the Fund (regardless of whether such gain or loss is from transactions prior to the Reorganization or from the Reorganization itself) will be allocated to the Fund Investors (including those whose Fund Interests are repurchased in the Fund's fourth quarter 2015 tender offer) in accordance with the Fund's Limited Liability Company Agreement, as amended and/or restated from time to time (the "LLC Agreement"), and any such gain or loss (as determined for federal income tax purposes) must be taken into account by those Fund Investors when determining their taxable income or loss, and will result in corresponding adjustments to their respective bases in their Fund Interests.

The distribution of the Acquiring Fund Shares by the Fund to the Fund Investors is intended to be tax free.

The tax consequences to the Fund Investors are expected to be substantially similar, regardless of whether they become shareholders of the Acquiring Fund pursuant to the Reorganization or choose to tender their Fund Interests for repurchase in the Fund's fourth quarter 2015 tender offer (or if the Fund, in lieu of the Reorganization, were to liquidate all of its underlying investments and dissolve).  However, under the LLC Agreement, items of Fund ordinary income and/or capital gain (including short-term capital gain), or deductions, ordinary losses and/or capital losses, may be specially allocated to a tendering Investor upon the repurchase of its Fund Interests, to the extent the tendering Investor's liquidating distribution would otherwise exceed, or be less than, its adjusted tax basis in its Fund Interests.

See "Information about the Reorganization—Federal Income Tax Consequences."

Comparison of the Acquiring Fund and the Fund.

Investment Programs.  The Acquiring Fund and the Fund are commonly referred to as "funds of funds," and seek to achieve their investment objectives principally through the allocation of assets among a select group of alternative asset managers (the "Investment Managers") and the funds they operate.  Investment Managers generally conduct their investment programs through unregistered investment vehicles, such as hedge funds, that have investors other than the Fund or the Acquiring Fund, and in other registered investment companies (collectively, the "Investment Funds").

Investment Objectives and Policies

The Acquiring Fund and the Fund have substantially similar investment objectives and similar, although not identical, investment management policies.  The Acquiring Fund seeks capital appreciation over the long term, and the Fund seeks to maximize capital appreciation over the long term.  Each of the Acquiring Fund's and the Fund's investment objective is a fundamental policy and may not be changed without the approval of investors.

The investment policies and practices (and the related risks) of the Acquiring Fund and the Fund are similar.  The Fund seeks to deploy its assets primarily among Investment Managers who over time have produced attractive returns in the U.S. equity market by employing long/short equity strategies.  Similarly, the Acquiring Fund currently seeks to maintain a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers.  In addition, at any given time, the Acquiring Fund also may invest in Investment Funds that employ other strategies, as described below.

Each of the Acquiring Fund and the Fund has been designed to afford the Adviser flexibility to deploy assets as it deems appropriate under prevailing economic and market conditions.  At any given time, the Acquiring Fund may not invest in all or certain of the investment strategies enumerated herein.  Additionally, the Acquiring Fund's allocation to these investment strategies, and the Fund's allocation to its Investment Funds, are not fixed and will not likely be equally-weighted.  The Adviser may add different investment strategies for the Acquiring Fund at its discretion.

The Adviser seeks to identify, select and monitor Investment Funds and Investment Managers that the Adviser believes will produce attractive returns over time.  By diversifying the approach by which the Acquiring Fund's assets are invested, the Adviser seeks to achieve performance results that are less volatile in both rising and falling markets than investments made in accordance with a single approach.  In constructing the Acquiring Fund's portfolio, the Adviser will consider the correlations of the Investment Funds to each other and to traditional benchmarks.  The Adviser will monitor correlations between Investment Funds and assess how these correlations may change in various market scenarios, especially in a stress environment.

Each of the Acquiring Fund and the Fund is classified as a "non-diversified" investment company, which means that the percentage of its assets that may be invested in the securities of a single issuer is not limited by the 1940 Act.

To attempt to hedge against foreign currency risks, the Acquiring Fund and the Fund may—but presently do not—use derivatives.  The Adviser believes that it would utilize principally forward currency exchange contracts, although it also may utilize put options and futures contracts.  The Acquiring Fund and the Fund may sell securities short in pursuit of their investment objectives, although they presently do not intend to do so.  The Acquiring Fund's and the Fund's use of derivatives, as well as short sales, may trigger asset coverage or asset segregation requirements.

Each of the Acquiring Fund and the Fund is authorized to borrow money temporarily for investment purposes and in connection with repurchases of, or tenders for, Acquiring Fund Shares and Fund Interests, respectively.  The Acquiring Fund, along with several other funds advised by UBS HFS (but not the Fund), is a party to a secured revolving line of credit agreement, under which the Acquiring Fund may borrow from time to time on a revolving basis at any time up to $30 million.  Neither the Acquiring Fund nor the Fund is permitted to borrow if, immediately after such borrowing, it would have asset coverage (as defined in the 1940 Act) of less than 300%.

In general, each of the Acquiring Fund and the Fund will limit to less than 25% of its assets an investment in any one Investment Fund.  Each of the Acquiring Fund and the Fund either will hold non-voting securities of an Investment Fund or will limit its investment in any Investment Fund to less than 5% of the Investment Fund's voting securities.  The Acquiring Fund and the Fund may invest substantially all of their assets in non-voting securities of Investment Funds.  The Acquiring Fund and the Fund would purchase non-voting securities to avoid being an "affiliate" of an Investment Fund within the meaning of the 1940 Act.  Nonetheless, the Acquiring Fund and Fund may be considered, under certain circumstances, to be an affiliate of an Investment Fund.  As such, the Acquiring Fund and the Fund might be subject to limitations imposed by the 1940 Act on purchasing more interests in, or redeeming its interests from, the Investment Fund.

Investment Strategies

As noted above, the Fund seeks to deploy its assets primarily among Investment Managers who employ long/short equity strategies, and the Acquiring Fund currently seeks to maintain a portfolio of Investment Funds that primarily employ long/short equity strategies, including those involving foreign issuers.  In addition, the Acquiring Fund also may invest in Investment Funds that employ other strategies, as described below.  At any given time, the Acquiring Fund may not invest in all or certain of the investment strategies enumerated herein, and may add different investment strategies at its discretion.

Long/Short Equity Strategies.  These strategies involve long and short investing in equity securities that an Investment Manager believes are under- or over-valued.  This strategy may be net long or net short, and seeks to exploit opportunities in rising or declining markets while reducing market exposure and risk.  Long-biased investing generally involves buying a security expecting its price to increase.  Short investing generally involves selling a security that the Investment Fund does not own (and has to borrow) expecting to profit from a decline in its price at a later date.  Investment Managers employing long/short equity strategies generally do not seek to be market neutral (i.e., they will generally be net long or net short).  Although the strategy is more common in U.S. markets, a growing number of Investment Managers invest globally.  Investment Managers may specialize in a particular industry, sector or region, or may diversify holdings across industries.  Investment Managers may invest in equity securities without limitation as to market capitalization.  Investment Managers also may use leverage and may invest in derivatives and illiquid securities.  There can be no assurance that an Investment Manager will at all times engage in short sales.

Additional Strategies.  In addition, at any given time, the Acquiring Fund may, in the Adviser's sole discretion, invest in Investment Funds that employ other investment strategies, including, but not limited to, relative value, merger arbitrage/event-driven, global macro, distressed investing and emerging market strategies.

•
Relative Value Strategies.  These strategies involve the simultaneous purchase and sale of similar securities to exploit pricing differentials.  Investment Managers employing relative value strategies generally seek to be market neutral to minimize the impact of general market movements, although the risk of loss may be significant if an Investment Manager has incorrectly evaluated the nature or extent of the expected spread relationships or if unexpected, intervening events affect these relationships.  Relative value strategies include convertible bond arbitrage, statistical arbitrage, pairs trading, fixed income arbitrage and closed-end fund arbitrage.  The types of instruments traded vary considerably, depending on the manager's arbitrage strategy.  Since the strategy attempts to capture relatively small mispricings between two related securities, moderate to substantial leverage often is an essential part of the strategy.

•
Merger Arbitrage/Event-Driven Strategies.  These strategies involve investments in securities of firms involved in mergers, acquisitions or other special situations, such as restructurings, liquidations or spin-offs, which alter a company's financial structure or operating strategy.  Such strategies generally seek to profit from events such as a change in an issuer's corporate or capital structure, a debt repayment obligation or a management transition.  Additionally, Investment Managers may take an "activist" approach to such strategies, seeking to create a catalyst for stock price movement.  Activist-based merger arbitrage/event-driven strategies are broadly defined as either operational or financial, depending on the intention and expertise of the Investment Manager.  An Investment Manager's implementation of this strategy varies from friendly, behind the scenes approaches to hostile, public battles with management teams and corporate boards.  Risk management and hedging techniques frequently are employed in connection with merger arbitrage/event-driven strategies to protect the portfolio from deals that fail to materialize.  In addition, accurately forecasting the timing of a transaction is an important factor influencing the realized return.

•
Global Macro Strategies.  These strategies have broad mandates and involve trading in all asset classes around the world, including, but not limited to, fixed income, equity, foreign exchange, commodities and emerging markets.  Investment Managers generally will focus on underlying macro-economic fundamentals (e.g., monetary policy shifts, fiscal policy shifts, political shifts, gross domestic product growth, deficit trends, inflation, trade imbalances, interest rate trends, commodity price trends, global investor sentiment and inter-country government relations) in developing their investment theses, although technical data or money flows also may be considered.  Investment Managers will establish opportunistic long or short market positions in an attempt to profit from anticipated market movements.  Investments using these strategies may be either long or short, and may employ significant leverage.

•
Distressed Investing Strategies.  These strategies involve investing in the securities of companies that are in the midst of financial restructuring or balance sheet re-capitalization, or are trading at stressed or distressed prices in anticipation of such an event.  The Investment Managers typically purchase, at discounts, equities, debt, loans, commercial paper, trade claims or other types of debt securities of companies facing these financial difficulties.  These strategies also include investing in high-yield securities, including "junk bonds."  Opportunities in these strategies are closely linked to the level of defaults and credit spreads and, therefore, the business cycle in general.  Profits are expected from the market's lack of understanding of the intrinsic value of the discounted securities and because many institutional investors cannot own below-investment grade securities, such as "junk bonds."

•
Emerging Market Strategies.  This strategy involves investments in securities and instruments from less developed financial markets of the world that are, nevertheless, believed to be rapidly growing.  Investments typically are made by combining a top-down economic and political outlook with extensive bottom-up, company specific fundamental analysis.  Investment Managers frequently maintain a net-long bias due to the high cost of hedging.  As a result, investment performance may be relatively volatile.

Selection of Investment Managers

The Adviser employs the same Investment Manager selection process for both the Acquiring Fund and the Fund.

The Adviser is not bound by any fixed criteria in allocating the Acquiring Fund's or the Fund's assets to Investment Funds.  Accordingly, the Adviser may consider investment in Investment Funds that pursue a wide range of investment or other market strategies, including strategies not described herein, to the extent that the Adviser deems appropriate.

The Adviser will select Investment Managers based on a number of factors including, but not limited to, portfolio management experience, strategy style and historical performance.  The Adviser follows certain general guidelines, described below, when reviewing and selecting Investment Managers for the Acquiring Fund and the Fund.  Although the Adviser attempts to apply such guidelines consistently, the guidelines involve the application of subjective and qualitative criteria and therefore the selection of the Investment Managers is a fundamentally subjective process.  The use of the selection guidelines may be modified at the discretion of the Adviser.

The Adviser expects to finalize its Investment Manager selection on the basis of various criteria, generally including, among other things, an analysis of: the Investment Manager's performance during various time periods and market cycles; the Investment Manager's reputation, experience and training; its articulation of, and adherence to, its investment philosophy; prudent use of leverage; the presence of risk management discipline; interviews of the management team; the quality and stability of the Investment Manager's organization, including internal and external professional staff; and whether the Investment Manager has a substantial personal investment in the investment program.  Not all these factors will be considered with respect to each Investment Manager and other criteria may be considered.  In addition, some Investment Funds and Investment Managers may be newly organized and therefore may have no, or only limited, operating histories.  However, the Adviser will endeavor to select Investment Managers whose principals have capital markets experience.

The Adviser currently uses the following selection guidelines during its diligence process:

•
Filtering Investment Manager Candidates.  As part of the Investment Manager selection process, the Adviser will use a variety of information sources to identify prospective investments, including but not limited to, databases, prime brokers, proprietary UBS AG resources and other industry contacts.  The goal of the filtering process is to identify a group of high quality Investment Managers for further review by the Adviser.

•
Interviews and Selection of Investment Managers.  The Adviser will generally conduct a number of interviews with, and conduct substantial other due diligence of, an Investment Manager prior to making an investment.  The goal of the due diligence process is to evaluate the following:  (i) the background of the Investment Manager's firm and its managers; (ii) the infrastructure of the Investment Manager's research, trading and operations; (iii) the Investment Manager's strategy and method of execution; (iv) the Investment Manager's risk control and portfolio management; and (v) the differentiating factors that the Adviser believes give the proposed Investment Manager's Investment Fund an investment edge.  The Adviser expects to review and utilize the information it receives during this diligence process in finalizing its Investment Manager selections.

By combining historical quantitative analysis with a sound knowledge of these key qualitative attributes, the Adviser will attempt to assess the Investment Managers' potential for generating sustainable, positive, risk-adjusted returns under a wide variety of market conditions. This investment analysis approach is an important step in building a portfolio that meets the risk/return objectives set forth by the Adviser. The Adviser believes it is uniquely qualified to perform this analysis given the depth and breadth of its staff's experience in trading, risk monitoring and asset management.

•
Monitoring Investment Managers.  Once an asset manager is selected as an Investment Manager, the Adviser will continue to review the investment process and the investment performance of the Investment Manager.  The Adviser expects to monitor Investment Managers through a combination of weekly or monthly net asset value updates, position reports and periodic phone calls and visits.  The Adviser will utilize proprietary software packages to analyze risk and perform stress and scenario analyses based on information it receives from or on behalf of Investment Managers.  The Adviser will evaluate regularly each Investment Fund and its Investment Manager to determine whether its investment program is consistent with the fund's investment objective and whether the investment performance is satisfactory.  The Adviser may reallocate the fund's assets among the Investment Funds, redeem its investment in Investment Funds and select additional Investment Funds.

The performance of each Investment Manager that is managing assets for the fund typically is compared with the performance of other managers who utilize the same strategy (and who may or may not be currently managing assets for the fund) and against an overall benchmark index of a strategy similar to the one utilized by the Investment Manager. The reasons for reducing or withdrawing entirely the capital allocated to an Investment Manager may include: (i) the identification by the Adviser of a preferable alternative for investing the capital; (ii) a change in the Investment Manager's strategy or personnel; (iii) a significant change in the amount of assets under the Investment Manager's management; (iv) a decline in performance relative to the performance of other asset managers using the same investment strategy; (v) the development of a conflict of interest or legal issue restricting the scope of a relationship with the fund or the Adviser; (vi) a decline in the potential for gains on investment in the Investment Manager's market niche; (vii) a failure of the Investment Manager to meet expectations of, or adhere to restrictions on, activities established by the Adviser; (viii) the relative gains or losses in the accounts of different Investment Managers that cause the fund's allocations among the Investment Managers to become disproportionate or unbalanced with respect to the Adviser's asset allocation models or strategies; (ix) the fund's need to comply with the asset diversification requirement; (x) the fund's need for liquidity; or (xi) any other reason or determination reached by the Adviser in its discretion. Because the Adviser expects to regularly review new investment opportunities, capital withdrawn from the management of one Investment Manager generally is expected to be reallocated to another Investment Manager within a short period of time.

 Investment Risks.  Because the Acquiring Fund and the Fund have substantially similar investment objectives and similar, although not identical, investment management policies, the principal risks associated with an investment in the Acquiring Fund and the Fund are substantially similar, although they are not the same.  These risks, which apply to both funds, except as otherwise noted, are discussed below.  For a more detailed description of the risks of the Acquiring Fund's identified investment strategies, please see Exhibit B.

General Risks

•
The performance of the Acquiring Fund and the Fund depends upon the performance of the Investment Managers and selected strategies, the adherence by the Investment Managers to their selected strategies, the instruments used by the Investment Managers and the Adviser's ability to select Investment Managers and strategies and effectively allocate fund assets among them.

•
Identifying the appropriate Investment Managers and suitable Investment Funds is difficult and involves a high degree of uncertainty.  In addition, certain Investment Funds, from time to time, are oversubscribed or closed, and it may not be possible to make investments that have been identified as attractive opportunities.

•
Each of the Acquiring Fund and the Fund is classified as a "non-diversified" investment company.  As a result, the investment portfolio of the Acquiring Fund and the Fund may be subject to greater risk and volatility than if investments had been made in the securities of a broad range of issuers.

•
(Acquiring Fund only)  The Acquiring Fund intends to qualify as a RIC under the Code, but may be subject to tax liabilities if it fails to so qualify.  Investment Managers may not provide information sufficient for the Acquiring Fund to ensure that it qualifies as a RIC under the Code.

Liquidity Risks

•	Shares of the Acquiring Fund and Interests of the Fund are not traded on any securities exchange or other market and are subject to restrictions on transfer.

•
Investments in Investment Funds are generally illiquid, and some of the Investment Funds may not permit withdrawals at the same time as the Acquiring Fund and the Fund.  Under certain circumstances, some Investment Funds may impose limits (known as "gates") on the aggregate amount that a shareholder or all shareholders in the Investment Fund may withdraw on any single withdrawal date.  Additionally, some Investment Funds may suspend the redemption rights of their shareholders, including the Fund, from time to time.  As a result, the Acquiring Fund's and the Fund's ability to provide liquidity to investors could be adversely affected.

•
Many of the Acquiring Fund's and the Fund's assets may be priced in the absence of a readily available market and may be priced based on estimates of fair value, which may prove to be inaccurate; these valuations will be used to calculate fees payable to the Investment Managers and Adviser, and the price at which purchases and repurchases of Shares and Interests are made.

•	The Investment Funds' portfolios may include investments that are difficult to value and that may only be able to be disposed of by the Investment Managers at substantial discounts or losses.

Investment Strategy Risks

•
An Investment Manager may focus on a particular industry or industries, which may subject the Investment Fund, and thus the Acquiring Fund and the Fund, to greater risk and volatility than if investments had been made in issuers in a broader range of industries.

•	Investment Managers may change their investment strategies (i.e., may experience style drift) at any time.

•
Investment Managers may invest in highly speculative strategies, which involve significant risk of loss, including those in which the Investment Managers may sell securities short, concentrate investments in foreign currencies, focus on emerging markets or invest solely in volatile industry sectors.

•
Investment Managers and Investment Funds may engage in short-selling for hedging or non-hedging purposes.  In addition, the Acquiring Fund and the Fund may engage in short-selling, although they presently do not intend to do so.  An Investment Manager's use of short sales, leverage and derivative transactions, in certain circumstances, can result in significant losses.

•
Investment Managers may use derivatives for hedging and non-hedging purposes.  To attempt to hedge against foreign currency risks, the Acquiring Fund and the Fund may use derivatives—principally forward currency exchange contracts, but also put options and futures contracts.  Derivatives can be volatile and illiquid, can be subject to counterparty credit risk and may entail investment exposure greater than their notional amount.

•
Investment Managers may seek to predict the direction of complex markets and may use highly volatile futures contracts and other derivative instruments that may magnify the potential volatility of the Acquiring Fund's Shares and the Fund's Interests.

•
The Acquiring Fund and the Fund may borrow money (or leverage) temporarily to (i) fund investments in certain Investment Managers, pending receipt of subscriptions, and (ii) meet requests for tenders, which could magnify significantly the potential volatility of the Shares and Interests.

•
Investment Managers may focus on securities of non-U.S. issuers, including those located in emerging markets, which may subject the Acquiring Fund and the Fund to special risks caused by foreign political, social and economic factors, including exposure to currency fluctuations, less liquidity, less developed and less efficient trading markets, political instability and less developed legal and auditing standards.

•
Investment Funds and investments located outside of the U.S. may be subject to withholding and other taxes in such non-U.S. jurisdictions, which may reduce the return of the Acquiring Fund, the Fund and their respective investors.

•
Investment Managers may invest in equity securities without restriction as to market capitalization, such as those issued by smaller capitalization companies, including micro-cap companies, the prices of which may be subject to erratic market movements.

•
Investment Managers may charge asset-based fees and incentive fees, which may create incentives for Investment Managers to make investments that are riskier or more speculative than in the absence of these fees.  Because these fees are based on both realized as well as unrealized appreciation, the fee may be greater than if it were based only on realized gains.  The Adviser's receipt of incentive fees, as discussed below, give rise to similar risks.

•
To the extent that the Acquiring Fund and the Fund purchases non-voting securities of, or contractually forego the right to vote in respect of, an Investment Fund, the Acquiring Fund and the Fund will not be able to vote on matters that require the approval of investors in the Investment Fund, including a matter that could adversely affect the Acquiring Fund's and the Fund's investment.

Fund of Funds Risks

Because the Acquiring Fund and the Fund invest in Investment Funds, investors are subject to additional risks, including:

•
The Investment Funds and Investment Managers, in some cases, may be newly organized with no, or only limited, operating histories upon which to evaluate their performance; however, the Adviser endeavors to select Investment Managers whose principals have capital markets experience.

•
Investors in the Acquiring Fund and the Fund have no right to receive information about the Investment Funds or Investment Managers, and have no recourse against Investment Funds or their Investment Managers.

•
The Adviser is dependent on information, including performance information, provided by the Investment Funds, which if inaccurate could adversely affect the Adviser's ability to manage the Acquiring Fund's and the Fund's investment portfolios in accordance with their investment objectives and to value accurately the Acquiring Fund's Shares and Fund's Interests.  In most cases, the Adviser has little or no means of independently verifying this information.

•
While the Acquiring Fund and the Fund may invest in registered investment companies, Investment Funds generally are not registered as investment companies under the 1940 Act.  Therefore, despite the fact that the Acquiring Fund and the Fund are registered under the 1940 Act, as investors in Investment Funds, the Acquiring Fund and the Fund are not be able to avail themselves of the protections afforded by the 1940 Act to investors in registered investment companies, such as the limitations applicable to the use of leverage and the requirements concerning custody of assets, composition of boards of directors and approvals of investment advisory arrangements.

•
Investors in the Acquiring Fund and the Fund bear two layers of asset-based fees, incentive fees and expenses—one at the fund level and one at the Investment Fund level.  An investor who can meet the conditions imposed by the Investment Managers, including investment minimums that may be considerably higher than that of the Acquiring Fund and the Fund, could invest directly with the Investment Managers.

•
Investors in the Acquiring Fund and the Fund may be exposed to significant indirect indemnification obligations to the Investment Funds, their Investment Managers and their third party service providers.

Fees and Expenses.  Each of the Acquiring Fund and the Fund pay the same aggregate asset-based fee rates to the Adviser.

The Adviser charges each of the Fund and the Acquiring Fund a fee, computed and payable monthly, at an annual rate of 1.25% of the respective fund's adjusted net assets, determined as of the last day of each month.  In addition, the Acquiring Fund pays the Adviser an incentive fee, on a quarterly basis, at an annual rate of 5% of the Acquiring Fund's net profits, if any, and the Fund pays the Adviser an incentive allocation, generally at the end of each fiscal year and also upon an investor's full tender, of 5% of the net profits, if any, credited to the capital accounts of Fund Investors during the period.

The Acquiring Fund had a lower direct annual expense ratio (which does not include "Acquired Fund Fees and Expenses") than the Fund, based on the expenses of each fund as of the fund's most recent fiscal year end, taking into account the Acquiring Fund's Expense Cap (defined below).

The Adviser has contractually agreed, pursuant to an "Expense Limitation and Reimbursement Agreement" with the Acquiring Fund, to limit in perpetuity the amount of "Specified Expenses" (as described below) borne by the Acquiring Fund to an amount not to exceed 1.62% per annum of the Acquiring Fund's net assets (the "Expense Cap") (computed and applied on a monthly basis).  This undertaking is reflected in the table below.  "Specified Expenses" is defined to include all expenses incurred in the business of the Acquiring Fund, provided that the following expenses are excluded from the definition of Specified Expenses:  (i) the Acquiring Fund's incentive fee, (ii) fees of the Investment Funds in which the Acquiring Fund invests and (iii) extraordinary expenses.  To the extent that Specified Expenses for any month exceed the Expense Cap, the Adviser will reimburse the Acquiring Fund for expenses to the extent necessary to eliminate such excess.  The Adviser may discontinue its obligations under the Expense Limitation and Reimbursement Agreement only with the consent of a majority of the Acquiring Fund's Independent Board Members.  To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts.

The fees and expenses set forth in the table below for the Fund are as of its fiscal year ended December 31, 2014, and for the Acquiring Fund are as of its fiscal year ended March 31, 2015.  The "Pro Forma After Reorganization" operating expenses information set forth in the table below is based on the fees and expenses of each fund, as of the fiscal year ends noted above, as adjusted showing the effect of the consummation of the Reorganization.

	Fund		Acquiring Fund		Pro Forma After Reorganization Acquiring Fund

Shareholder Transaction Expenses

Maximum Sales Load(1) (percentage of purchase amount)	2.00%		2.00%			2.00%
Maximum Redemption Fee	None	(2)	None	(2)	None	(2)

Annual Expenses (as a percentage of net assets attributable to Interests/Shares)

Advisory/Administration Fee	1.25%		1.25%			1.25%
Incentive Fee	0.30	%(3)	0.35	%(4)	0.35	%(5)
Interest Payments on Borrowed Funds	0.00	%(6)	0.00	%(7)		0.00%
Other Expenses	0.67%		0.91%			0.68%
Acquired Fund Fees and Expenses(8)	5.31%		5.87%			5.87%
Total Annual Expenses	7.53%		8.38%			8.15%

Expense Waiver(9)	None		(0.54)%			(0.31)%

Total Annual Expenses (after expense waiver)*	7.53%		7.84%			7.84%
___________________
(1)
Generally, the stated minimum initial investment in the Fund and the Acquiring Fund is $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  Investments may be subject to a waivable sales load of up to 2%.

(2)
While neither the Acquiring Fund nor the Fund imposes any charges on repurchases, it may allocate to tendering investors withdrawal or similar charges imposed by Investment Funds if the Adviser determines to withdraw from the Investment Fund as a result of a tender and such a charge was imposed on the Acquiring Fund or the Fund.

(3)
This amount represents the aggregate incentive allocations paid by those Fund Investors whose capital accounts were credited with net profits during the period from January 1, 2014 to December 31, 2014, expressed as a percentage of average net assets of the Fund.  The amount of incentive allocation, if any, that an individual Fund Investor paid depended upon the date the investor was admitted to the Fund, and the Fund's performance thereafter.

(4)	This amount represents the incentive fee paid by the Acquiring Fund during the period from April 1, 2014 to March 31, 2015, expressed as a percentage of average net assets of the Acquiring Fund.

(5)
This amount represents the pro forma incentive fee that would have been paid by the combined fund during the period from April 1, 2014 to March 31, 2015, expressed as a percentage of the combined fund's average net assets.

(6)	The Fund's interest expense for the fiscal year ended December 31, 2014 was $1,214.

(7)	The Acquiring Fund's interest expense for the fiscal year ended March 31, 2015 was $109.

(8)
Includes the fees and expenses of the Investment Funds in which the Fund and the Acquiring Fund are invested.  The pro forma acquired fund fees and expenses are based on the Adviser's estimate of the combined fund's allocation of assets to Investment Funds.

(9)
The Adviser has entered into an "Expense Limitation and Reimbursement Agreement" with the Acquiring Fund whereby the Adviser has agreed to limit in perpetuity the amount of "Specified Expenses" borne by the Acquiring Fund to an amount not to exceed 1.62% per annum of the Acquiring Fund's net assets (computed and applied on a monthly basis).  To the extent that the Adviser pays or bears Specified Expenses, it will not seek reimbursement for any such amounts.

*
The direct annual expense ratio—which does not include "Acquired Fund Fees and Expenses," as such fees and expenses are not borne directly by Fund Investors or Acquiring Fund shareholders, and are reflected in the funds' performance records—is 1.97% for the Acquiring Fund, as compared with 2.22% for the Fund.

Example

The examples below are intended to help you compare the cost of investing in the Fund, the Acquiring Fund and, on a pro forma basis, the Acquiring Fund after giving effect to the Reorganization.  The examples assume that you invest $1,000 in the respective fund for the time periods indicated, and then redeem all of your Interests or Shares at the end of those periods.  They also assume that your investment has a 5% return each year and that each fund's operating expenses remains the same.  The examples are based on the total annual expenses set forth in the table above, but do not reflect the incentive fee.  The examples are based on the operating expenses of the funds, as of the respective fiscal year ends noted above.

Although your actual costs may be higher or lower, based on these assumptions, you would pay the following expenses, including a sales load:

Fund	1 Year	3 Years	5 Years	10 Years

The Fund	$93	$233	$366	$671

The Acquiring Fund	$96	$241	$378	$688

Pro Forma After Reorganization Acquiring Fund	$96	$241	$378	$688

Without the sales load, you would pay the following expenses:

Fund	1 Year	3 Years	5 Years	10 Years

The Fund	$74	$218	$354	$665

The Acquiring Fund	$77	$225	$365	$681

Pro Forma After Reorganization Acquiring Fund	$77	$225	$365	$681

The examples should not be considered representations of future expenses.  Actual fund expenses may be greater or less than those shown (and "Acquired Fund Fees and Expenses" may also be greater or less than that shown).  Moreover, the actual rates of return may be greater or less than the hypothetical 5% return shown in the examples.  If the Investment Funds' actual rates of return exceed 5%, the dollar amounts could be significantly higher as a result of the Investment Funds' incentive fees.

Past Performance.  The Acquiring Fund outperformed the Fund for the one-, three-, five- and ten-year periods ended March 31, 2015 and since their respective inceptions.  A comparison of the funds' performance records, as of March 31, 2015, is set forth below.  Past performance is not necessarily an indication of how the Acquiring Fund or the Fund will perform in the future, and does not guarantee future investment results.

	Average Annual Total Returns

	1 Year	3 Years	5 Years	10 Years	Since Inception

The Acquiring Fund	6.39%	8.13%	5.85%	5.65%	8.26%(1)

The Fund	6.34%	6.92%	4.90%	4.39%	4.27%(2)

____________________
(1)	O'Connor Fund of Funds: Masters LLC, the predecessor of the Acquiring Fund, commenced investment operations on July 1, 1995.

(2)	The Fund commenced investment operations on December 1, 2001.

Financial Highlights.  The financial highlights tables are intended to help an investor understand the Acquiring Fund's and the Fund's financial performance for the periods shown.  Information relating to total return represents the rate of return that an investor would have earned or lost for the periods shown on an investment in the Acquiring Fund and the Fund.  The information has been derived from the Acquiring Fund's and the Fund's financial statements audited by [____________].  [____________]'s reports and the financial statements of the Acquiring Fund and the Fund for the past five fiscal years, unless otherwise noted, are included in the Acquiring Fund's and the Fund's Annual Reports, which are available upon request by calling (203) 719-1428 or toll-free at (888) 793-8637, or by visiting the SEC's website (http://www.sec.gov).  The financial highlights for all periods prior to December 31, 2010 for the Fund is incorporated by reference into this Prospectus/Information Statement from the Fund's Annual Reports for such periods, in reliance upon the reports of [____________], given on their authority as experts in accounting and auditing.

The Acquiring Fund:

	Year Ended March 31, 2015	Period from July 1, 2013* to March 31, 2014

Per Share operating performance:

Net asset value per Share, beginning	$1,059.52	$1,000.00

Gain/(Loss) from investment operations:

Net investment loss(1)	(20.73)	(16.98)

Net realized and unrealized gain/(loss) from investments(2)	87.30	102.91

Total gain/(loss) from investment operations	66.57	85.93

Distributions to shareholders	(44.17)	(26.41)

Net asset value per Share, ending	$1,081.92	$1,059.52

Ratio/Supplemental Data:

Ratio of net investment gain/(loss) to average net assets(3)(4)	(1.97)%	(2.04	)%(5)

Ratio of total expenses to average net assets before expense reimbursement and after Incentive Fee(3)(4)(6)	2.51%	3.81	%(5)

Portfolio turnover rate	20.80%	8.31%

Total return after Incentive Fee(7)(8)	6.28%	8.60%

Net assets	$144,246,905	$107,067,139

____________________
*	The date that O'Connor Fund of Funds: Masters LLC merged with and into the Acquiring Fund.

(1)	Calculated based on the average Shares outstanding during the period.

(2)
In addition to net realized and unrealized gains (losses) on investments as set forth in the Statement of Operations, this amount includes a decrease in net asset value per Share resulting from the timing of issuances and redemptions of Shares in relation to fluctuating market values for the portfolio investments.

(3)	Ratios to average net assets are calculated based on the average net assets for the period.

(4)
Ratios of net investment loss, total expenses and net expenses to average net assets do not include the impact of expenses and incentive allocations or incentive fees by the underlying Investment Funds.

(5)	Annualized, except for Incentive Fee.

(6)	The ratios of total expenses to average net assets before expense reimbursement and Incentive Fee were 2.16% for the year ended March 31, 2015 and 3.39% for the period July 1, 2013 to March 31, 2014.

(7)
The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period.  The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for reinvestment of all dividends and distributions, if any, in accordance with the reinvestment plan.  The total return does not reflect any sales changes.  Total return for periods less than a full year is not annualized.

(8)	The total return before Incentive Fee was 6.65% for the fiscal year ended March 31, 2015 and 9.03% for the period July 1, 2013 to March 31, 2014.

The Fund:

	Period from January 1, 2015 to June 30, 2015		Year Ended December 31,
	(Unaudited)		2014	2013	2012	2011	2010
Ratio of net investment loss to average members' capital(1)(2)	(2.16	%)(3)	(1.92%)	(2.00%)	(2.00%)	(1.77%)	(1.65%)

Ratio of net expenses to average members' capital after incentive allocation(1)(2)(4)	2.48	%(3)	2.22%	2.29%	2.01%	1.77%	1.66%

Portfolio turnover rate	18.52%		15.14%	4.45%	24.97%	53.59%	9.40%

Total Return after incentive allocation(5)(6)	3.13%		5.83%	10.69%	5.86%	(5.17%)	6.68%

Members' capital at end of period (including the Adviser)	$57,326,068		$59,276,019	$64,051,026	$72,999,728	$95,072,926	$143,845,085
____________________
(1)	The average members' capital used in the above ratios is calculated using pre-tender members' capital, excluding the Adviser.

(2)
Ratios of net investment loss and gross/net expenses to average members' capital do not include the impact of expenses and incentive allocations or incentive fees incurred by the underlying Investment Funds.

(3)	Annualized.

(4)
The ratios of net expenses to average members' capital before Incentive Allocation were 2.16%, 1.92%, 2.00%, 2.00%, 1.77% and 1.66% for the period from January 1, 2015 to June 30, 2015 and the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.  Ratios for periods less than a full year have been annualized.

(5)
The total return is based on the change in value during the period of a theoretical investment made at the beginning of the period.  The change in value of a theoretical investment is measured by comparing the aggregate ending value, adjusted for cash flows related to capital subscriptions or withdrawals during the period.  Total return for periods less than a full year is not annualized.

(6)
The total returns before Incentive Allocation were 3.29%, 6.15%, 11.02%, 5.86%, (5.16%) and 6.69% for the period from January 1, 2015 to June 30, 2015 and the years ended December 31, 2014, 2013, 2012, 2011 and 2010, respectively.  Total return for periods less than a full year is not annualized.

General Information about the Acquiring Fund and the Fund.  The Acquiring Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company.  It was formed as a statutory trust under the laws of Delaware on February 22, 2013, and, thereafter, became the successor to O'Connor Fund of Funds: Masters LLC, a Delaware limited liability company that originally was formed in 1995 as a Delaware limited partnership, by way of merger.  The Acquiring Fund commenced operations on July 1, 2013.

Like the Acquiring Fund, the Fund is registered under the 1940 Act as a closed-end, non-diversified management investment company.  It was organized as a limited liability company under the laws of Delaware on August 13, 2001, and commenced operations on December 1, 2001.

Investment Adviser.  The investment adviser for the Fund and the Acquiring Fund is UBS HFS, located at 677 Washington Boulevard, Stamford, Connecticut 06901.  UBS HFS is a direct, wholly-owned subsidiary of UBS AG, and is registered as an investment adviser under the Investment Advisers Act of 1940, as amended.  UBS HFS provides investment advisory services to registered funds, private investment funds, including funds-of-funds, individual managed accounts and other accounts.  As of September 1, 2015, UBS HFS had total assets under management of approximately $35 billion.

Board Members.  The Acquiring Fund and the Fund have the same Board members.  Seventy-five percent of the Board members of the Acquiring Fund and the Fund are Independent Board Members.

Portfolio Managers.  Each of the Fund and the Acquiring Fund are managed by a portfolio management team that is jointly and primarily responsible for the selection of each fund's investments, the allocation of each fund's assets among the Investment Managers and the general day-to-day management of each fund.  Bruce Amlicke, Americo Nardis and Norman E. Sienko, Jr. serve as members of the portfolio management team of the Fund and the Acquiring Fund, and Russell Sinder and Joseph M. Sciortino also serve as members of the Fund's portfolio management team (each, a "Portfolio Manager" and together, the "Portfolio Managers").

Messrs. Amlicke and Nardis have served as Portfolio Managers of the Acquiring Fund since its inception, and of the Fund since 2013.  Mr. Sienko has served as a Portfolio Manager of the Acquiring Fund and the Fund since their inception.  Mr. Amlicke is a Managing Director and the Co-Chief Investment Officer of the Adviser.  He also is the Co-Chairman of the Adviser's Investment Committee.  Prior to re-joining UBS in 2010, Mr. Amlicke served as Chief Investment Officer of Blackstone Alternative Asset Management and Senior Managing Director of The Blackstone Group LP.  From 2003 to 2004, he was Chief Investment Officer of the O'Connor Multi-Manager Program, the predecessor of the Adviser.  Mr. Nardis is a Managing Director and the Deputy Chief Investment Officer of the Adviser, and also is the Co-Chairman of the Adviser's Investment Committee.  Mr. Nardis joined UBS in 2001, as a Senior Investment Officer for the O'Connor Multi-Manager Program.  From 1998 to 2001, Mr. Nardis worked in the Manager Research Department at Tremont Advisers, Inc. as a Primary Specialist in Long/Short Equity.  Mr. Sienko is an Executive Director and a Senior Portfolio Manager of the Adviser.  Prior to joining the Adviser, Mr. Sienko served as head of UBS Alternative Investments US's fund of funds group from 1998 to 2010.  Messrs. Sinder and Sciortino have served as Portfolio Managers of the Fund since 2007.  Mr. Sinder was associated with UBS Alternative Investments US from 1998 to 2010, and is an Executive Director of the Adviser.  Mr. Sciortino was associated with UBS Alternative Investments US from December 2006 to October 2010, and is a Director of the Adviser.  Previously, he served as Senior Analyst at Lake Partners, Inc. from April 2001 through August 2006.

Independent Registered Public Accounting Firm.  [____________] is the independent registered public accounting firm for the Acquiring Fund and the Fund.

Capitalization.  Each fund offers a single class of securities—the Fund offers Interests, and the Acquiring Fund offers Shares.  The following tables set forth, as of March 31, 2015, (i) the capitalization of the Fund's Interests, (ii) the capitalization of the Acquiring Fund's Shares and (iii) the pro forma capitalization of the Acquiring Fund's Shares, as adjusted showing the effect of the Reorganization had it occurred on such date.

	Fund	Acquiring Fund	Pro Forma After Reorganization Acquiring Fund

Total net assets	$61,150,031	$144,246,905	$205,396,936

Net asset value per share	N/A1	$1,081.92	$1,081.92

Shares outstanding	N/A1	133,324.628	189,844.846

____________________
(1)
The Fund, which is treated as a partnership for federal income tax purposes, operates pursuant to a partnership capital account structure, rather than a standard corporate unitized structure like the Acquiring Fund.  As a result, the Fund does not issue shares, and consequently does not have book value per share information.

Each Fund Investor has the right to cast a number of votes based on the value of such Investor's capital account relative to the value of all capital accounts of Investors at any meeting of Investors.  Each Acquiring Fund Share has one vote at any meetings of shareholders.  In general, any action requiring a vote of the holders of Acquiring Fund Shares or Fund Interests shall be effective if taken or authorized by the affirmative vote of a majority of the outstanding Shares or a majority of the total number of votes eligible to be cast by Fund Investors.  Any change in the Acquiring Fund's or the Fund's fundamental policies may also be authorized by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the 1940 Act) of the Acquiring Fund or the Fund.  Investors in the Acquiring Fund and the Fund have no conversion, preemptive or other subscription rights.  With very limited exceptions, as set forth in the Acquiring Fund's Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement") and the Fund's LLC Agreement, the Acquiring Fund's Shares and the Fund's Interests are not transferable.

Subscription and Redemption Procedures.  The subscription and repurchase procedures of the Acquiring Fund and the Fund are identical.

The Acquiring Fund and the Fund accept initial and additional subscriptions as of the first business day of each month at net asset value, plus any applicable sales load.  Each date on which Acquiring Fund Shares or Fund Interests are delivered is referred to as a "Subscription Date."  Prior to a Subscription Date, an investor's funds will be held in a non-interest-bearing account, in accordance with Rule 15c2-4 under the Securities Exchange Act of 1934, as amended.  An investor will not become a shareholder of the Acquiring Fund or a Fund Investor, and has no rights (including, without limitation, any voting or redemption rights, or any rights with respect to standing), until the relevant Subscription Date.

Generally, the Acquiring Fund's and the Fund's stated minimum initial investment is $50,000, which minimum may be reduced in the Adviser's sole discretion, but not below $25,000.  If an investor wishes to purchase Acquiring Fund Shares or Fund Interests with a value of less than $50,000, the investor should speak with the investor's financial advisor.  In granting any reduction, consideration is given to various factors, including the investor's overall relationship with UBS Financial Services Inc., the distributor of the Acquiring Fund's Shares and the Fund's Interests (the "Distributor"), the investor's holdings in other funds affiliated with the Adviser, and such other matters as the Distributor and the Adviser may consider relevant at the time.  The Acquiring Fund and the Fund, in their sole discretion, may vary the investment minimums from time to time.  Investors purchasing Acquiring Fund Shares and Fund Interests may be charged a sales load of up to 2% of the investor's investment.

No investor will have the right to require the Acquiring Fund or the Fund to redeem the investor's Acquiring Fund Shares or Fund Interests.  The Acquiring Fund and the Fund from time to time may offer to repurchase Acquiring Fund Shares and Fund Interests pursuant to written tenders by investors.  These repurchases will be made at such times and on such terms as may be determined by the Board of each fund in its complete and exclusive discretion.  The Adviser expects that it will recommend to the Board that the Acquiring Fund offer to repurchase Shares on a quarterly basis.  Historically, the Adviser recommended that the Fund offer to repurchase Interests twice each year, near mid-year and year-end.  The Fund's final tender offer, its fourth quarter 2015 tender offer, will commence concurrently with the mailing of this Prospectus/Information Statement.  The Acquiring Fund's fourth quarter tender offer commenced on September 18, 2015 and expired on October 16, 2015; the value of Acquiring Fund Shares tendered to the Acquiring Fund will be determined as of the close of business on December 31, 2015, prior to the consummation of the Reorganization, for purposes of calculating the purchase price of such Acquiring Fund Shares.

The Acquiring Fund and the Fund also may, at any time, repurchase involuntarily an investor's Acquiring Fund Shares or Fund Interests at their then net asset value in accordance with the Trust Agreement or LLC Agreement and Section 23 of the 1940 Act, and any applicable rules thereunder.

Distributions.  There are significant differences between the distribution policies of the Fund and the Acquiring Fund, and the tax treatment of distributions made by the Fund and the Acquiring Fund.

The Fund

The Fund, which is treated as a partnership for federal income tax purposes, does not anticipate making periodic distributions of its net income or gains, if any, to Investors.  The amount and times of distributions, if any, are determined in the sole discretion of the Board.  Whether or not distributions are made, Investors will be required each year to pay applicable federal and state income taxes on their allocable share of the Fund's taxable income, and generally will have to pay those taxes from sources other than Fund distributions.

The Acquiring Fund

The Acquiring Fund, which intends to qualify, and has elected to be treated, as a RIC, will ordinarily declare and pay dividends from its net investment income and distribute net realized capital gains, if any, once a year.  The Acquiring Fund, however, may make distributions on a more frequent basis to comply with the distribution requirements of the Code, in all events in a manner consistent with the provisions of the 1940 Act.

Dividends from net investment income and net short-term capital gain generally will be taxable as ordinary income (which generally cannot be offset with capital losses from other sources) and, to the extent attributable to dividends from U.S. corporations, may be eligible for a dividends-received deduction for shareholders that are corporations.  Further, to the extent the dividends are attributable to dividends from U.S. corporations and certain foreign corporations, such dividends may, in certain cases, be eligible for treatment as "qualified dividend income," which is subject to tax at rates equivalent to long-term capital gain tax rates (which currently reach a maximum of 20%), by shareholders that are individuals.  Distributions from net capital gain (which is the excess of net long-term capital gain over net short-term capital loss) will be taxable as long-term capital gain, regardless of how long Acquiring Fund Shares have been held by the shareholder, and will not be eligible for the dividends-received deduction or treatment as "qualified dividend income."  A substantial portion of the Acquiring Fund's distributions to its shareholders may be taxable as ordinary income and may not be eligible for the dividends-received deduction or treatment as "qualified dividend income."

Distributions by the Acquiring Fund that are or are considered to be in excess of the Acquiring Fund's current and accumulated earnings and profits for the relevant period will reduce the adjusted tax basis of a shareholder's Shares (but not below zero) and, to the extent in excess of the investor's tax basis, will be treated as gain from the "sale or exchange" of the shareholder's Shares.  Any such distributions that reduce the adjusted tax basis of an Acquiring Fund shareholder's Shares represent a return of capital and, as such, will not be subject to tax at the time of the distribution.  Such distributions, because they reduce the adjusted tax basis of a shareholder's Shares, will result in an increase in the amount of income or gain (or decrease in the amount of loss) that the investor recognizes for tax purposes upon the disposition of its Shares or upon certain subsequent distributions in respect of such Shares.  Any distributions representing a return of capital, therefore, may cause an Acquiring Fund investor to pay higher taxes at a later date.

An additional 3.8% tax is applicable in respect of the net investment income of certain individuals and the undistributed net investment income of certain estates and trusts.  For these purposes, "net investment income" generally includes, among other things, dividends (including dividends paid with respect to Shares of the Acquiring Fund to the extent paid out of the Acquiring Fund's current or accumulated earnings and profits as determined under U.S. federal income tax principles) and net gain attributable to the disposition of property not held in a trade or business (which could include net gain from the sale, exchange or other taxable disposition of Acquiring Fund Shares), but is reduced by any deductions properly allocable to such income or net gain.  Acquiring Fund investors are advised to consult their own tax advisors regarding the additional taxation of net investment income.

The tax treatment of dividends and capital gain distributions will be the same whether an Acquiring Fund shareholder takes them in cash or reinvests them to buy additional Acquiring Fund Shares.

Distributions paid by the Acquiring Fund will be reinvested in additional Shares of the Acquiring Fund unless a shareholder "opts out" (elects not to reinvest in Shares).  Acquiring Fund shareholders may elect not to reinvest by indicating that choice on their investor certificate or a dividend reinvestment election form.  Thereafter, Acquiring Fund shareholders are free to change their election at any time.  Acquiring Fund Shares purchased by reinvestment will be issued at their net asset value on the ex−dividend date (generally, the last business day of a month).  There is no sales charge or other charge for reinvestment.  The Acquiring Fund reserves the right to suspend or limit at any time the ability of shareholders to reinvest distributions.

To the extent that the Acquiring Fund has earned investment income and realized capital gains during its taxable year ended September 30, 2015, and as necessary to avoid a non-deductible 4% federal excise tax, the Acquiring Fund will declare in December 2015, and pay in or about January 2016, net investment income and capital gains distributions to its shareholders of record as of a date prior to the Closing Date.  For federal income tax purposes, such dividend payments and distributions will be treated as received by the Acquiring Fund shareholders in December 2015, although they will be paid in or about January 2016.  Fund Investors who become shareholders of the Acquiring Fund pursuant to the Reorganization will not be entitled to receive any portion of such Acquiring Fund distributions, if any.

Fund distributions may be subject to state and local taxes.

REASONS FOR THE REORGANIZATION

The Adviser is seeking to align its fund offerings with investors' needs and preferences, and to consolidate certain funds having similar investment objectives and strategies in a manner that would benefit fund investors.  The Adviser believes that the Reorganization of the Fund will simplify and streamline similar fund offerings, and make it easier for investors to select a fund that meets their needs.

The Fund's Board and the Acquiring Fund's Board have concluded, with respect to the Fund and the Acquiring Fund, respectively, that the Reorganization is in the best interests of the Fund and the Acquiring Fund.  In reaching this conclusion, the Fund's Board, based upon information provided by the Adviser, determined that reorganizing the Fund with and into the Acquiring Fund, which also is managed by the Adviser and has a substantially similar investment objective and similar, although not identical, investment management policies as those of the Fund, offers potential benefits to Fund Investors.  These potential benefits include permitting Fund Investors to pursue substantially similar investment goals in a larger combined fund that has the same aggregate asset-based fee rates as the Fund, a better performance record than that of the Fund and has, and is expected to continue to have, a lower direct annual expense ratio than the Fund, taking into account the Acquiring Fund's Expense Cap, without diluting Fund Interests.  As of September 30, 2015, the Acquiring Fund and the Fund had net assets of approximately $140.7 million and approximately $54.5 million, respectively.  By combining the Fund with the Acquiring Fund, Fund investors will benefit immediately from the Acquiring Fund's Expense Cap, which will result in a reduction of the direct fees and expenses paid by Fund investors.  Over the long term, if the combined fund's assets increase and its "Specified Expenses" decline below the Expense Cap, investors would benefit from certain economies of scale, as the combined fund's fixed costs would be spread across a larger asset base.  For the foregoing reasons, management recommended to the Fund's Board that the Fund be consolidated with the Acquiring Fund.

The Acquiring Fund's Board considered that the Reorganization presents an opportunity for the Acquiring Fund to acquire substantial assets, including a significant amount of cash for its portfolio management team to deploy.  The Fund's Board considered that the Reorganization presents an opportunity for Fund Investors to acquire Acquiring Fund Shares without paying any additional sales load.  Increasing the Acquiring Fund's assets also will benefit the Adviser, because such increase in assets will reduce the amount of fees and expenses that the Adviser has agreed to waive or reimburse the Acquiring Fund pursuant to its Expense Cap.

In determining whether to approve the Reorganization, each Board considered the following factors:  (i) the compatibility of the Fund's and the Acquiring Fund's investment objectives, management policies and restrictions; (ii) the terms and conditions of the Reorganization and whether the Reorganization would result in dilution of Fund Investor Interests; (iii) information regarding the fees and expenses, including the direct annual expense ratios (which do not include "Acquired Fund Fees and Expenses"), of the Fund and the Acquiring Fund, as well as the pro forma direct annual expense ratio of the combined fund; (iv) the relative performance of the Fund and the Acquiring Fund; (v) the tax consequences to Fund Investors of the Reorganization; (vi) the potential consequences (including tax consequences) of the liquidation of the Fund's underlying investments and the dissolution of the Fund; (vii) the Fund's fourth quarter 2015 offer to repurchase 100% of its issued and outstanding Interests, to permit Fund Investors to tender in full their Interests and avoid becoming shareholders of the Acquiring Fund pursuant to the Reorganization; (viii) the recommendation of the Adviser that the Fund be consolidated with the Acquiring Fund; (ix) the viability of the Fund in light of its size; (x) that the Reorganization will permit Fund Investors to invest in the Acquiring Fund without paying any additional sales load; (xi) that the Fund and the Acquiring Fund have the same valuation policies and procedures; and (xii) the Adviser's agreement to bear the expenses directly related to the Reorganization.

For the reasons described above, the Fund's Board and the Acquiring Fund's Board, seventy-five percent of whose members are Independent Board Members, approved the Reorganization.

INFORMATION ABOUT THE REORGANIZATION

Plan of Merger.  The following summary of the Plan is qualified in its entirety by reference to the Plan attached to this Prospectus/Information Statement as Exhibit A.  The Plan provides that, after the close of business on the Closing Date (for the avoidance of doubt, after the repurchase of Fund Interests that occurs on the Closing Date pursuant to the Fund's fourth quarter 2015 tender offer), the Fund will assign, transfer and convey to the Acquiring Fund all of its remaining assets (to be determined after the repurchase of Interests that will occur on such date pursuant to the Fund's fourth quarter 2015 tender offer), including all securities and cash, in exchange solely for shares of the Acquiring Fund having an aggregate net asset value equal to the value of the Fund's remaining net assets, and the assumption by the Acquiring Fund of the Fund's stated liabilities on the Closing Date.  The number of Shares of the Acquiring Fund to be issued to the Fund will be determined on the basis of the relative aggregate net assets attributable to the Fund and the Acquiring Fund, determined after the close of business on the Closing Date.  Portfolio securities of the Fund and the Acquiring Fund will be valued in accordance with each fund's valuation policies and procedures.

As soon as conveniently practicable after the Closing Date, the Fund will distribute pro rata to its Investors of record, to be determined after the repurchase of Fund Interests that will occur on the Closing Date pursuant to the Fund's fourth quarter 2015 tender offer, all Acquiring Fund Shares received by it in the Reorganization to Fund Investors so that each Fund Investor will receive a pro rata distribution of the Acquiring Fund's Shares (or fractions thereof) having an aggregate net asset value equal to the Fund Investor's capital account as of the Closing Date.  Such distribution will be accomplished by establishing accounts on the share records of the Acquiring Fund in the name of each Fund Investor, each account being credited with the respective pro rata number of Acquiring Fund Shares due to the Fund Investor.  Thereafter, each Fund Investor will cease to be an investor of the Fund, and will become a shareholder of the Acquiring Fund.  As a result of the Reorganization, the Fund will cease to exist by opertaion of law.

Fund Investors will be bound by the terms of the Reorganization under the Plan.  However, any Fund Investor may redeem his or her Fund Interests prior to the Reorganization, pursuant to the Fund's fourth quarter 2015 tender offer.  Completion of the Reorganization is subject to certain conditions set forth in the Plan, some of which may be waived by the Fund's or the Acquiring Fund's Board.  The Plan also may be amended prior to the Reorganization by the Fund's and the Acquiring Fund's Board.  The Fund's Board or the Acquiring Fund's Board may terminate the Plan at any time prior to the Closing Date if circumstances should develop that, in the opinion of the Board, make proceeding with the Reorganization inadvisable.

The Adviser, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the Reorganization.  The Fund and the Acquiring Fund will bear their respective portfolio transaction costs, if any, whether or not associated with the Reorganization.  The Fund is not expected to bear any costs or expenses in connection with portfolio transactions effected in connection with the Reorganization.

Federal Income Tax Consequences.  The following is a general summary of the anticipated material U.S. federal income tax consequences associated with the Reorganization.  This summary is based upon the Code, judicial decisions, Treasury Regulations and rulings in existence on the date hereof, all of which are subject to change (possibly with retroactive effect).

This summary (and any other tax discussion herein) does not discuss all of the tax consequences that may be relevant to a particular investor or to certain investors subject to special treatment under the federal income tax laws, such as non-U.S. persons, banks and certain other financial institutions, insurance companies, persons subject to mark-to-market rules of taxation, private foundations and other tax-exempt organizations, real estate investment trusts, regulated investment companies, partnerships or other pass-through entities for federal income tax purposes, dealers, and persons for whom the Interests are not treated as capital assets.  No assurance can be given that the Internal Revenue Service would not assert, or that a court would not sustain, a position contrary to any of the tax aspect discussed below or herein.

If, as expected, Fund Investors hold less than 80% of the outstanding Shares of the Acquiring Fund immediately following the Reorganization, the Reorganization will be a taxable transaction, with the following results:

•
Gain or loss will be recognized by the Fund upon the transfer of its assets (other than cash) to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the Fund's stated liabilities;

•
Such gain or loss recognized by the Fund will be allocated to the Fund Investors (including those whose Interests are subject to repurchase in the Fund's fourth quarter 2015 tender offer) in accordance with the LLC Agreement, and such gain or loss (as determined for federal income tax purposes) must be taken into account by those Fund Investors when determining their taxable income or loss, and will result in corresponding adjustments to their respective bases in their Fund Interests;

•
The distribution of Acquiring Fund Shares to Investors should be tax-free, and the Fund Investors receiving those Shares should generally receive a basis in such Acquiring Fund Shares equal to the basis in their respective Fund Interests, as adjusted by the gain or loss allocated to them upon the consummation of the Reorganization;

•
The Acquiring Fund's basis in the assets of the Fund that are acquired in the Reorganization should reflect the fair market value of such assets at the time of the Reorganization, and the Acquiring Fund's holding period in each such asset should start the day after the Reorganization; and

•	A Fund Investor's holding period for Acquiring Fund Shares received in the Reorganization should start the day after the Reorganization.

The Acquiring Fund has elected, and intends to continue, to be treated as a RIC.  Accordingly, for U.S. federal income tax purposes, the Investors in the Fund (which is classified as a partnership for federal income tax purposes) that do not tender all of their Interest for repurchase in the Fund's fourth quarter 2015 tender offer will become shareholders of a RIC as a result of the Reorganization.

The Adviser expects that some portion of the Fund's underlying investments will be redeemed in taxable transactions prior to the Closing Date.  As in the case of any gain or loss recognized by the Fund upon the transfer of its assets to the Acquiring Fund, any gain or loss recognized by the Fund from redemptions of its underlying investments will be allocated to all Fund Investors (both those participating in the Reorganization and those tendering their Fund Interests for repurchase) in accordance with the LLC Agreement, and such gain or loss (as determined for federal income tax purposes) must be taken into account by the Fund Investors when determining their taxable income or loss, and will result in corresponding adjustments to their respective bases in their Fund Interests.  Any upward basis adjustments on account of recognized gain generally will reduce the gain (or increase the loss) realized by tendering Investors upon the repurchase of their Interests pursuant to the Fund's fourth quarter 2015 tender offer.

The tax consequences to the Fund Investors are expected to be substantially similar, regardless of whether they become shareholders of the Acquiring Fund pursuant to the Reorganization or choose to tender their Fund Interests for repurchase in the Fund's fourth quarter 2015 tender offer (or if the Fund, in lieu of the Reorganization, were to liquidate all of its underlying investments and dissolve).  However, under the LLC Agreement, items of Fund ordinary income and/or capital gain (including short-term capital gain), or deductions, ordinary losses and/or capital losses, may be specially allocated to a tendering Investor upon the repurchase of its Fund Interests, to the extent the tendering Investor's liquidating distribution would otherwise exceed, or be less than, its adjusted tax basis in its Fund Interests.

Fund Investors should consult their tax advisors regarding the federal income and other tax consequences of the Reorganization and all associated transactions in light of their individual circumstances.  Fund Investors also should consult their tax advisors as to state, local and foreign tax consequences, if any, of the Reorganization and all associated transactions.

Redemption of Portfolio Securities.  The Adviser expects that some portion of the Fund's underlying investments will be redeemed prior to the Closing Date.  All such investments will be redeemed from Investment Managers in accordance with the Fund's redemption rights.  The Fund is not expected to bear any costs or expenses in connection with the redemptions of such holdings.  The tax impact of the redemptions of the Fund's underlying investments generally will depend on the difference between the price at which such investments are redeemed and the Fund's tax basis in such investments.  The Fund Investors will be required to take into account their respective allocable shares (as determined under the LLC Agreement) of the gain or loss in respect of such redemptions, as well as from the Reorganization, regardless of whether they become shareholders of the Acquiring Fund pursuant to the Reorganization or choose to tender their Fund Interests for repurchase in the Fund's fourth quarter 2015 tender offer.

The Acquiring Fund and the combined fund also may buy and sell securities in the normal course of their operations, the transaction costs for which would be borne by the respective fund.

ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND AND THE FUND

Information about the Acquiring Fund is incorporated by reference into this Prospectus/Information Statement from the Acquiring Fund's Prospectus, dated August 1, 2015, forming a part of the Acquiring Fund's Registration Statement on Form N-2 (File No. 333-189732).

The Fund and the Acquiring Fund are subject to the requirements of the 1940 Act and file various reports and other information with the Securities and Exchange Commission.  Reports and other information filed by the Fund and the Acquiring Fund may be inspected and copied at the Public Reference Facilities of the Commission, located at 100 F Street, N.E., Washington, D.C. 20549.  Text-only versions of fund documents can be viewed on-line or downloaded from the Commission's website (http://www.sec.gov).  Copies of such material also can be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549, at prescribed rates.

To the knowledge of the Acquiring Fund, the following table shows the persons owning, as of September 30, 2015, either of record or beneficially, 5% or more of the outstanding Shares of the Acquiring Fund and the percentage of the combined fund's shares to be owned by these persons as if the Reorganization had been consummated as of that date.  To the knowledge of the Fund, no investor owned, as of September 30, 2015, either of record or beneficially, 5% or more of the outstanding Interests of the Fund.

	Percentage of Outstanding Shares

Name and Address	Before Reorganization	After Reorganization

Boch Business Trust 95 Morse Street Norwood, MA 02062	11.24%	8.10%

Robert A. Wakely, Trustee of EJB Trust, DTD 6/5/02 95 Morse Street Norwood, MA 02062	9.31%	6.71%

Richard A. Whitcomb 2787 Hawthorne Drive Atlanta, GA 30345	7.20%	5.19%

As of September 30, 2015, Board members and officers of the Fund and the Acquiring Fund, as a group, owned less than 1% of the Fund's outstanding Interests or the Acquiring Fund's outstanding Shares, respectively.

FINANCIAL STATEMENTS AND EXPERTS

The audited financial statements of the Fund for its fiscal year ended December 31, 2014 and the audited financial statements of the Acquiring Fund for its fiscal year ended March 31, 2015 have been incorporated herein by reference in reliance upon the reports of [____________], independent registered public accounting firm for the Fund and the Acquiring Fund, given on their authority as experts in accounting and auditing.

EXHIBIT A

AGREEMENT AND PLAN OF MERGER

AGREEMENT AND PLAN OF MERGER dated as of October 26, 2015 (the "Agreement"), among A&Q EQUITY OPPORTUNITY FUND LLC (the "Fund"), a Delaware limited liability company, A&Q MASTERS FUND (the "Acquiring Fund"), a Delaware statutory trust, and, with respect to paragraph 9.3 of the Agreement, UBS HEDGE FUND SOLUTIONS LLC ("UBS HFS").

WHEREAS, the parties wish to effect a reorganization of the Fund and the Acquiring Fund structured as a merger with the Acquiring Fund as the survivor of the transaction, which will consist of the transfer of all of the remaining assets of the Fund to the Acquiring Fund in exchange solely for shares of beneficial interest ("Shares") of the Acquiring Fund and the assumption by the Acquiring Fund of the stated liabilities of the Fund, the issuance by the Acquiring Fund to the Fund of the number of Acquiring Fund Shares described in paragraph 2.1 hereof, and the distribution, as soon as conveniently practicable after the Closing Date (as defined in paragraph 1.1 hereof), of the Acquiring Fund Shares to investors of record (determined in accordance with paragraph 2.6 hereof) of the Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement (the "Reorganization").

WHEREAS, each of the Fund and the Acquiring Fund is a closed-end, diversified management investment company, and the Fund owns securities which are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, Section 18-209(b) of the Delaware Limited Liability Company Act, 6 Del. C. §18-101, et seq. (the "Delaware Act"), permits a merger or consolidation of a Delaware limited liability company with and into another business entity formed or organized under the laws of the State of Delaware (e.g., a Delaware statutory trust);

WHEREAS, Section 8.9(a) of the Fund's First Amended and Restated Limited Liability Company Agreement, dated as of May 1, 2014, as amended October 26, 2015 (the "LLC Agreement"), permits the Fund to merge or consolidate with or into one or more limited liability companies formed under the Delaware Act or other business entities (as defined in Section 18-209(a) of the Delaware Act) pursuant to an agreement of merger or consolidation which has been approved by a majority of the Directors, without the consent of any member or person being required;

WHEREAS, the Acquiring Fund is authorized to issue its Shares;

WHEREAS, the Board of Directors/Trustees (the "Board") of each of the Fund and the Acquiring Fund, including a majority of the Directors who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended (the "1940 Act")) of either fund, has determined that the Reorganization is in the best interests of each fund and that the interests of each fund's existing investors will not be diluted as a result of the Reorganization; and

NOW THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties agree as follows:

1.	CLOSING AND CLOSING DATE.

1.1           The Reorganization will occur after the close of business on December 31, 2015, after the Fund's repurchase of limited liability company interests ("Interests") tendered pursuant to the Fund's fourth quarter 2015 offer to repurchase Interests from investors (the "Closing Date"), or such other date as the parties, through their duly authorized officers, may mutually agree.  All acts taking place at the closing (the "Closing") shall be deemed to take place simultaneously on the Closing Date unless otherwise provided.  The Closing shall be held at 5:00 p.m., Eastern Standard Time, at the offices of UBS Hedge Fund Solutions LLC, 1285 Avenue of the Americas, New York, New York, or such other time and/or place as the parties may mutually agree.

1.2           State Street Bank and Trust Company ("State Street"), 200 Clarendon Street, Boston, Massachusetts 02116, the Acquiring Fund's custodian, shall deliver at the Closing a certificate of an authorized officer stating that the Fund's Assets have been delivered in proper form to the Acquiring Fund on the Closing Date.

1.3           If, on the Closing Date, the accurate appraisal of the value of the net assets of the Acquiring Fund or the Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when accurate appraisal of the net assets shall be feasible, as agreed to by the Acquiring Fund and the Fund.

1.4           The Fund's transfer agent shall deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Fund Investors (as defined in paragraph 2.6 hereof) and the value and percentage ownership of their Fund Interests.  The Acquiring Fund's transfer agent shall issue and deliver to the Fund's Secretary a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date, or provide evidence satisfactory to the Fund that such Acquiring Fund Shares have been credited to the Fund's account on the books of the Acquiring Fund.

1.5           At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, receipts or other documents as such other party or its counsel may reasonably request.

1.6           If the Fund is unable to make delivery to State Street of any of the Assets for the reason that any of such Assets have not yet been delivered to the Fund, then, in lieu of such delivery, the Fund shall deliver with respect to said Assets executed copies of an agreement of assignment and due bills executed on behalf of said broker, dealer or other counterparty, together with such other documents as may be required by the Acquiring Fund or State Street, including broker confirmation slips.

2.	THE REORGANIZATION.

2.1           Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Fund agrees to assign, transfer and convey to the Acquiring Fund all of the assets of the Fund, as set forth in paragraph 2.2, free and clear of all liens, encumbrances and claims whatsoever.  The Acquiring Fund agrees in exchange therefor (a) to deliver to the Fund the number of Acquiring Fund Shares, including fractional Acquiring Fund Shares, determined as set forth in paragraph 3.3; and (b) to assume the stated liabilities of the Fund, as set forth in paragraph 2.3.  Such transactions shall take place at the Closing on the Closing Date.  In lieu of delivering certificates for the Acquiring Fund Shares, the Acquiring Fund shall credit the Acquiring Fund Shares to the Fund's account on the books of the Acquiring Fund and shall deliver a confirmation thereof to the Fund.

2.2           The assets of the Fund to be acquired by the Acquiring Fund shall consist of all assets, including, without limitation, all cash, cash equivalents, securities, claims (whether absolute or contingent, known or unknown), receivables (including dividends or interest and other receivables) and other assets belonging to the Fund, and any deferred or prepaid expenses, reflected on an unaudited statement of assets and liabilities of the Fund approved by UBS HFS, as of the Closing Date, in accordance with U.S. generally accepted accounting principles ("GAAP") consistently applied from the Fund's prior audited period (the "Assets").

2.3           The Fund will endeavor to identify and, to the extent practicable, discharge all of its known liabilities and obligations before the Closing Date.  The Acquiring Fund shall assume the liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Fund approved by UBS HFS, as of the Closing Date, in accordance with GAAP consistently applied from the Fund's prior audited period.  The Acquiring Fund shall assume only those liabilities of the Fund reflected in that unaudited statement of assets and liabilities and shall not assume any other liabilities, whether absolute or contingent.

2.4           Delivery of the Fund's Assets shall be made on the Closing Date to State Street for the account of the Acquiring Fund.  In the event that any securities or similar assets are owned by the Fund and represented by a certificate, subscription document or other written instrument (each such certificate, subscription document or instrument, a "Certificate"), each such Certificate shall be presented by the Fund or on the Fund's behalf to State Street for examination no later than five business days preceding the Closing Date.  All such Certificates, together with any cash or other assets owned by the Fund, shall be delivered by the Fund to State Street for the account of the Acquiring Fund on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition sufficient to transfer good and marketable title thereto (including all accrued interest and dividends and rights pertaining thereto), free and clear of all liens, encumbrances, rights, restrictions and claims.  Any securities or similar assets of the Fund that are held through a securities depository (as defined by Rule 17f-4 under the 1940 Act) or in book-entry form shall be delivered to State Street for the account of the Acquiring Fund on or before the Closing Date in accordance applicable procedures and customary practices for the transfer thereof.  All cash to be transferred by the Fund to the Acquiring Fund shall be delivered to State Street for the account of the Acquiring Fund by wire transfer of federal funds on the Closing Date.

2.5           The Fund will pay or cause to be paid to the Acquiring Fund any dividends and interest received on or after the Closing Date with respect to Assets transferred to the Acquiring Fund hereunder.  The Fund will transfer to the Acquiring Fund any distributions, rights or other assets received by the Fund after the Closing Date as distributions on or with respect to the securities transferred.  Such assets shall be deemed included in the Assets transferred to the Acquiring Fund on the Closing Date and shall not be separately valued.

2.6           As soon after the Closing Date as is conveniently practicable, the Fund will distribute pro rata to its investors of record, determined after the repurchase of Fund Interests that occur on the Closing Date pursuant to the Fund's fourth quarter 2015 tender offer ("Fund Investors"), the Acquiring Fund Shares received by the Fund pursuant to paragraph 2.1, so that each Fund Investor will receive a pro rata distribution of the Acquiring Fund's Shares (or fractions thereof) having an aggregate net asset value equal to the Fund Investor's capital account as of the Closing Date.  Such distribution will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Fund Investors and representing the respective pro rata number of the applicable Acquiring Fund Shares due such Fund Investors.  As a result of the Reorganization, the Fund will cease to exist by operation of law, and will terminate in accordance with the federal securities laws.  Acquiring Fund Shares distributed to Fund Investors will be reflected on the books of the Acquiring Fund as uncertificated, book-entry shares; the Acquiring Fund will not issue share certificates in the Reorganization.

2.7           After satisfaction or, to the extent permitted hereunder, waiver of each condition to the Reorganization, including those conditions to be satisfied or waived on the Closing Date, the Acquiring Fund, which shall be the surviving entity of the Reorganization, shall file a certificate of merger on the Closing Date with the Secretary of State of the State of Delaware, and shall make all other filings or recordings required by Delaware law and any other applicable law in connection with the Reorganization.

2.8           Ownership of Acquiring Fund Shares will be shown on the books of State Street, the Acquiring Fund's transfer agent.  Acquiring Fund Shares will be issued in the manner described in the Acquiring Fund's then-current prospectus and statement of additional information.

2.9           Any transfer taxes payable upon issuance of the Acquiring Fund Shares in a name other than the registered holder of the Acquiring Fund Shares on the books of the Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

2.10           Any reporting responsibility of the Fund, including the responsibility for filing regulatory reports, tax returns, or other documents with the Securities and Exchange Commission (the "Commission"), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Fund.

2.11           As soon as practicable after the Closing Date, the Fund shall provide the Acquiring Fund with copies of all books and records that pertain to the Fund that the Acquiring Fund is required to maintain under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules of the Commission thereunder.

3.	VALUATION.

3.1           The value of the Fund's Assets to be acquired, and the amount of the Fund's liabilities to be assumed, by the Acquiring Fund hereunder shall be determined at the Closing on the Closing Date, following the repurchase of Fund Interests that occur on the Closing Date pursuant to the Fund's fourth quarter 2015 tender offer, using the valuation procedures of the Acquiring Fund, which are and shall be consistent with the policies currently in effect for the Fund.

3.2           The net asset value of an Acquiring Fund Share shall be the net asset value per share computed as of the Closing Date, using the Acquiring Fund's valuation procedures, which are and shall be consistent with the policies currently in effect for the Fund.

3.3           The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Fund's net assets shall be determined by dividing the value of the net assets of the Fund, determined using the same valuation procedures referred to in paragraph 3.1, by the net asset value of one Acquiring Fund Share, determined in accordance with paragraph 3.2.

3.4           Acquiring Fund Shares received by the Fund will be issued to Fund Investors pro rata in accordance with the value of each Fund Investor's capital account as of the Closing Date.

3.5           All computations of value shall be made as of 5:00 p.m., Eastern Standard Time, on the Closing Date, in accordance with the regular practices of the funds, their administrators and UBS HFS.

4.	REPRESENTATIONS AND WARRANTIES.

4.1           The Fund represents and warrants to the Acquiring Fund as follows:

(a)  The Fund is a duly organized and validly existing Delaware limited liability company, and has the power to carry out its obligations under this Agreement.

(b)  The Fund is registered under the 1940 Act as a closed-end management investment company, and such registration has not been revoked or rescinded and is in full force and effect.  The Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of any provision of the Fund's LLC Agreement or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound, nor will the execution, delivery and performance of this Agreement by the Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Fund is a party or by which the Fund is bound.

(d)  The Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to the Fund on or prior to the Closing Date or as a consequence of the Closing.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Fund of the transactions contemplated herein, except as may be required under the Securities Act of 1933, as amended (the "1933 Act"), the Securities Exchange Act of 1934, as amended (the "1934 Act"), and the 1940 Act, and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Fund's knowledge threatened against the Fund or any of the Fund's properties or assets which, if adversely determined, would materially and adversely affect the Fund's financial condition or the conduct of the Fund's business.  The Fund knows of no facts that might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Fund's business or the Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets, Liabilities and Members' Capital, Statements of Operations, Statements of Changes in Members' Capital and Schedule of Portfolio Investments (indicating their fair value) of the Fund for the fiscal years ended December 31, 2014, December 31, 2013, December 31, 2012, December 31, 2011 and December 31, 2010 have been audited by [________], an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Fund as of such dates, and there are no known contingent liabilities of the Fund as of such dates not disclosed therein.

(h)  Since December 31, 2014, there has not been any material adverse change in the Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraphs 2.3 and 4.1(g) hereof.

(i)  The Fund is treated as a partnership, and not as a regulated investment company, an association or a publicly traded partnership taxable as a corporation, for federal income tax purposes.

(j)  The Fund has filed or furnished all federal, state and other tax returns and reports of the Fund required by law to have been filed or furnished, and has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties, if any.  To the knowledge of the Fund, no such return is currently under audit, and no assessment or deficiency has been asserted with respect to such returns or reports.

(k)  The Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Fund's Interests, nor is there outstanding any security convertible into any of the Fund's Interests.

(l)  On the Closing Date, the Fund will have good and marketable title to the Assets and full right, power and authority to sell, assign, transfer and deliver the Assets to be transferred by the Fund hereunder free of any liens or other encumbrances, and upon delivery and payment for the Assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to and accepted by the Acquiring Fund.

(m)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Fund's Board and this Agreement will constitute the valid and legally binding obligation of the Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(n)  The information to be furnished by the Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(o)  The Registration Statement on Form N-14 and the Prospectus/Information Statement contained therein, as amended or supplemented (the "Registration Statement"), as of the effective date of the Registration Statement and at all times subsequent thereto up to and including the Closing Date, conform and will conform, as it relates to the Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and do not and will not include, as it relates to the Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.

4.2           The Acquiring Fund represents and warrants to the Fund as follows:

(a)  The Acquiring Fund is a duly organized and validly existing Delaware statutory trust, and has the power to carry out its obligations under this Agreement.

(b)  The Acquiring Fund is registered under the 1940 Act as a closed-end management investment company, and the Acquiring Fund's shares are registered under the 1933 Act, and such registrations have not been revoked or rescinded and are in full force and effect.  The Acquiring Fund is in compliance in all material respects with the 1940 Act and the rules and regulations thereunder.

(c)  The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

(d)  The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in material violation of the Acquiring Fund's Third Amended and Restated Agreement and Declaration of Trust, dated August 1, 2014 (the "Trust Agreement") or its By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound, nor will the execution, delivery and performance of this Agreement by the Acquiring Fund result in the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which the Acquiring Fund is bound.

(e)  No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except as may be required under the 1933 Act, the 1934 Act and the 1940 Act and by state securities laws.

(f)  No litigation or administrative proceeding or investigation of or before any court or governmental body is currently pending or to the Acquiring Fund's knowledge threatened against the Acquiring Fund or any of the Acquiring Fund's properties or assets which, if adversely determined, would materially and adversely affect the Acquiring Fund's financial condition or the conduct of the Acquiring Fund's business.  The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings, and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or the Acquiring Fund's ability to consummate the transactions contemplated herein.

(g)  The Statements of Assets and Liabilities, Statements of Operations, Statements of Changes in Net Assets and Schedule of Portfolio Investments (indicating their fair value) of the Acquiring Fund for the fiscal year ended March 31, 2015 and the period from July 1, 2013 (commencement of operations) to March 31, 2014 have been audited by [________], an independent registered public accounting firm, and are in accordance with GAAP, consistently applied, and such statements (copies of which have been furnished to the Fund) fairly reflect the financial condition of the Acquiring Fund as of such dates.

(h)  Since March 31, 2015, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as disclosed on the statement of assets and liabilities referred to in paragraph 4.2(g) hereof.

(i)  The Acquiring Fund has satisfied the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, for treatment as a regulated investment company for each taxable year since its taxable year beginning July 1, 2013, and has elected to be treated as such.

(j)  The Acquiring Fund has filed or furnished all federal, state and other tax returns and reports of the Acquiring Fund required by law to have been filed or furnished, and has paid or made provision for payment of, so far as due, all federal, state and other taxes, interest and penalties, if any.  To the knowledge of the Acquiring Fund, no such return is currently under audit, and no assessment or deficiency has been asserted with respect to such returns or reports.

(k)  All issued and outstanding shares of the Acquiring Fund are, and at the Closing Date (including the Acquiring Fund Shares to be issued pursuant to paragraph 2.1 of this Agreement) will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund.  The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares.

(l)  The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action on the part of the Acquiring Fund's Board and this Agreement will constitute the valid and legally binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and other similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and to general principles of equity and the discretion of the court (regardless of whether the enforceability is considered in a proceeding in equity or at law).

(m)  The information to be furnished by the Acquiring Fund for use in registration statements and other documents filed or to be filed with any federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations applicable thereto.

(n)  The Registration Statement, as of its effective date and at all times subsequent thereto up to and including the Closing Date, conforms and will conform, as it relates to the Acquiring Fund, in all material respects to the requirements of the federal and state securities laws and the rules and regulations thereunder and does not and will not include, as it relates to the Acquiring Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading.  No representations and warranties in this paragraph 4.2 shall apply to statements or omissions made in reliance upon and in conformity with written information concerning the Fund furnished by the Fund to the Acquiring Fund.

(o)  No consideration other than the Acquiring Fund Shares (and the Acquiring Fund's assumption of the Fund's stated liabilities) will be issued in exchange for the Fund's Assets in the Reorganization.

(p)  The Acquiring Fund does not directly or indirectly own, nor on the Closing Date will it directly or indirectly own, nor has it directly or indirectly owned at any time during the past five years, any shares of the Fund.

5.	COVENANTS OF THE ACQUIRING FUND AND THE FUND.

5.1           The Acquiring Fund and the Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business for the Acquiring Fund will include payment of customary dividends and other distributions.

5.2           Subject to the provisions of this Agreement, the Fund and the Acquiring Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.3           The Fund will provide the Acquiring Fund with information reasonably necessary for the preparation of the Registration Statement.

5.4           The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state Blue Sky or securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

5.5           The Fund covenants that it is not acquiring the Acquiring Fund Shares to be issued hereunder for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.6           As soon as is reasonably practicable after the Closing, the Fund will make a liquidating distribution to Fund Investors consisting of the Acquiring Fund Shares received at the Closing.

6.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND.

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Fund of all the obligations to be performed by the Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

6.1           All representations and warranties of the Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

6.2           The Fund shall have delivered to the Acquiring Fund a statement of the Fund's assets and liabilities, including a list of the Fund's portfolio securities, as of the Closing Date, certified by the Fund's Principal Accounting Officer.

6.3           The Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Fund's name by the Fund's Principal Executive Officer or Principal Accounting Officer, in form and substance satisfactory to the Acquiring Fund, to the effect that the representations and warranties of the Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Acquiring Fund shall reasonably request.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND.

The obligations of the Fund to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Acquiring Fund of all the obligations to be performed by the Acquiring Fund hereunder on or before the Closing Date and, in addition thereto, the following conditions:

7.1           All representations and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

7.2           The Acquiring Fund shall have delivered to the Fund on the Closing Date a certificate executed in the Acquiring Fund's name by the Acquiring Fund's Principal Executive Officer or Principal Accounting Officer, in form and substance reasonably satisfactory to the Fund, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Fund shall reasonably request.

8.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE FUND AND THE ACQUIRING FUND.

If any of the conditions set forth below do not exist on or before the Closing Date with respect to the Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement.

8.1           On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein.

8.2           All consents of other parties and all other consents, orders and permits of federal, state and local regulatory authorities (including those of the Commission and of state Blue Sky and securities authorities) deemed necessary by the Fund or the Acquiring Fund to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Fund or the Acquiring Fund, provided that either party hereto may for itself waive any of such conditions.

8.3           The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

9.	TERMINATION OF AGREEMENT; EXPENSES.

9.1           This Agreement and the transactions contemplated hereby may be terminated and abandoned by resolution of the Board of the Fund or of the Acquiring Fund, as the case may be, at any time prior to the Closing Date if circumstances should develop that, in the opinion of the party's Board, make proceeding with the Reorganization inadvisable.

9.2           If this Agreement is terminated and the transactions contemplated hereby are abandoned pursuant to the provisions of this Section 9, this Agreement shall become void and have no effect, without any liability on the part of any party hereto or the Board members or officers of the Fund or the Acquiring Fund, or investors of the Fund or of the Acquiring Fund, as the case may be, in respect of this Agreement.

9.3           Each party acknowledges that all expenses directly incurred in connection with the Reorganization will be borne by UBS HFS.

10.	WAIVER.

At any time prior to the Closing Date, except as otherwise expressly provided, any of the foregoing conditions may be waived by the Board of the Fund or of the Acquiring Fund if, in the judgment of either, such waiver will not have a material adverse effect on the benefits intended under this Agreement to the investors of the Fund or of the Acquiring Fund, as the case may be.

11.	MISCELLANEOUS.

11.1           None of the representations and warranties included or provided for herein shall survive consummation of the transactions contemplated hereby.

11.2           This Agreement contains the entire agreement and understanding between the parties hereto with respect to the subject matter hereof, and merges and supersedes all prior discussions, agreements and understandings of every kind and nature between them relating to the subject matter hereof.  Neither party shall be bound by any condition, definition, warranty or representation, other than as set forth or provided in this Agreement or as may be, on or subsequent to the date hereof, set forth in a writing signed by the party to be bound thereby.

11.3           This Agreement shall be governed and construed in accordance with the laws of the State of New York, without giving effect to principles of conflict of laws; provided that, in the case of any conflict between those laws and the federal securities laws, the latter shall govern.

11.4           This Agreement may be amended only by a signed writing between the parties.

11.5           This Agreement may be executed in counterparts, each of which, when executed and delivered, shall be deemed to be an original.

11.6           This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party.  Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

11.7           It is expressly agreed that the obligations of the parties hereunder shall not be binding upon any of the Board members or officers of the Acquiring Fund or the Fund, or investors, nominees, agents, or employees of the Acquiring Fund or the Fund personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be, as provided in the Acquiring Fund's Trust Agreement or the Fund's LLC Agreement.  The execution and delivery of this Agreement by such officers shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund or the Fund, as the case may be.

IN WITNESS WHEREOF, each party has caused this Agreement to be executed on its behalf by its duly authorized representatives as of the date first above written.

A&Q EQUITY OPPORTUNITY FUND LLC
By: ________________________________
Name: William J. Ferri
Title: Principal Executive Officer
By: ________________________________
Name: Dylan Germishuys
Title: Principal Accounting Officer
A&Q MASTERS FUND
By: ________________________________
Name: William J. Ferri
Title: Principal Executive Officer
By: ________________________________
Name: Dylan Germishuys
Title: Principal Accounting Officer
UBS HEDGE FUND SOLUTIONS LLC, solely with respect to and for purposes of paragraph 9.3 of the Agreement
By: ________________________________
Name: William J. Ferri
Title: Authorized Person
By: ________________________________
Name: Dylan Germishuys
Title: Authorized Person

EXHIBIT B

PRINCIPAL RISKS OF
THE ACQUIRING FUND'S IDENTIFIED INVESTMENT STRATEGIES

Certain of the principal risks of the Acquiring Fund's identified investment strategies are discussed below.  Depending on economic and market conditions, other risks may be present.

Long/Short Equity Strategies.  Each of the Acquiring Fund and the Fund primarily invests in Investment Funds that employ long/short equity strategies.  As part of this strategy, an Investment Manager seeks to purchase undervalued securities and sell overvalued securities to generate returns and to hedge out some portion of the general market risk.  These long and short positions may be completely unrelated.  If the Investment Manager's analysis is incorrect or based on inaccurate information, these investments may result in significant losses to the Investment Fund.  Since long/short equity strategies generally involve identifying securities that are undervalued (and, in the case of short positions, overvalued) by the marketplace, the success of the strategy necessarily depends upon the market eventually recognizing such value in the price of the security, which may not necessarily occur, or may occur over extended time frames that limit profitability.  Positions may undergo significant short-term declines and experience considerable price volatility during these periods.  In addition, long and short positions may or may not be correlated to each other.  If the long and short positions are not correlated, it is possible to have investment losses in both the long and short sides of an Investment Fund's portfolio.

Additional Strategies.  In addition, the Acquiring Fund may, in the Adviser's sole discretion, invest in other strategies that have risks associated with them, including:

Relative Value Strategies.  As part of these strategies, an Investment Manager may use substantial leverage in an attempt to capture relatively small mispricings between related securities.  If the models the Investment Manager use incorrectly predict the behavior of the securities, significant losses may be experienced.

Merger Arbitrage/Event-Driven Strategies.  As part of these strategies, an Investment Manager may invest in securities of issuers facing special situations, such as restructurings, spin-offs, liquidations or privatizations.  Investments of this type involve substantial risks.  The market prices of the securities of such issuers typically are subject to above average price volatility, the spread between the bid and asked prices of such securities may be greater than ordinarily expected and such securities may be thinly traded.  The failure of the transaction to occur or occur at the anticipated time or upon the anticipated terms, can cause the value of the securities purchased to decline significantly.  Additionally, Investment Managers may take an "activist" approach to such strategies, seeking to create a catalyst for stock price movement.  Activist merger arbitrage/event-driven strategies may result in more concentrated portfolios, be longer term in nature and have a long-biased approach.  Investment Funds pursuing such activist strategies generally will have significant market exposures at the security or industry level.  Such Investment Funds also may incur additional expenses, including, but not limited to, attorney and proxy solicitation fees and printing, publishing and mailing expenses, which could be substantial.

Macro Strategies.  The success of macro strategies will depend on an Investment Manager's ability to identify and exploit opportunities in global economies, some of which will result in an Investment Manager holding concentrated positions in a limited number of markets, which may expose those Investment Funds to a greater risk of loss than if they held positions in a broader range of markets.  Investment Managers generally focus on underlying macro-economic fundamentals in developing their investment theses.  There can be no assurance that such macro-economic fundamentals will prove to be correct.

Distressed Investing Strategies.  As part of these strategies, the Investment Managers focus on financially distressed companies.  The success of some Investment Funds' investment activities will depend on the Investment Managers' ability to identify and exploit inefficiencies in the high yield and distressed debt securities markets.  Identification and exploitation of these opportunities involve uncertainty.  Any one or all of the companies in which an Investment Manager may invest may be unsuccessful or not show any return for a considerable period of time.  The equity securities of distressed companies may be highly illiquid and hard to value.  Equity securities hold the most junior position in a distressed company's capital structure and are not secured by any specific collateral.

Funding a plan of reorganization involves additional risks, including risks associated with equity ownership in the reorganized entity.  In any related reorganization or liquidation proceeding, the Investment Fund may lose its entire investment or may be required to accept cash or securities with a value less than the original investment.  Where Investment Managers take control positions, serve on creditors' committees or otherwise take an active role in seeking to influence the management of the issuers of distressed securities, their Investment Funds may be subject to increased litigation risk resulting from their actions and they may obtain inside information that may restrict their ability to dispose of the distressed securities.

Among other risks, it frequently may be difficult to obtain accurate information as to the true condition of distressed issuers, and the ability of such entities to repay their debts on schedule could be affected by adverse interest rate movements, changes in the general economic climate, economic factors affecting a particular industry, or specific developments within such companies.  Judgments about the credit quality of the issuer and the relative value of its securities used to establish arbitrage positions may prove to be wrong.  Such investments also may be adversely affected by laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability and the bankruptcy courts' power to disallow, reduce, subordinate or disenfranchise particular claims.  The market prices of such securities also are subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and asked prices of such securities may be greater than those prevailing in other securities markets.  It may take a number of years for the market price of such securities to reflect their intrinsic value and the Investment Managers' estimates of intrinsic value may be based on their views of market conditions, including interest rates, that may prove to be incorrect.

Emerging Market Strategies.  These strategies involve purchasing securities of issuers located in emerging markets.  Emerging market countries have economic structures that are generally less diverse and mature, and political systems that are less stable, than those of developed countries.  Emerging markets may be more volatile than the markets of more mature economies.  Many emerging countries providing investment opportunities for the Investment Funds have experienced substantial, and in some periods extremely high, rates of inflation for many years, and resulting sharp, sustained declines in the value of their currencies and securities markets.  Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain of these countries.  Many issuers in these countries and the countries themselves have defaulted on their obligations.

STATEMENT OF ADDITIONAL INFORMATION
[NOVEMBER 27], 2015
Reorganization of
A&Q EQUITY OPPORTUNITY FUND LLC
677 Washington Boulevard Stamford, Connecticut 06901
(203) 719-1428
With and Into
A&Q MASTERS FUND
677 Washington Boulevard Stamford, Connecticut 06901
(203) 719-1428
This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Information Statement dated [November 27], 2015 relating specifically to the transfer of all of the assets and liabilities of A&Q Equity Opportunity Fund LLC (the "Fund"), in exchange solely for shares of A&Q Masters Fund (the "Acquiring Fund").  The transfer is to occur pursuant to an Agreement and Plan of Merger.  This Statement of Additional Information consists of this cover page and the following documents attached hereto:

1.	The Acquiring Fund's Statement of Additional Information dated August 1, 2015.

2.	The Acquiring Fund's Annual Report for the fiscal year ended March 31, 2015.

3.	The Fund's Annual Report for the fiscal year ended December 31, 2014.

4.	The Fund's Semi-Annual Report for the six-month period ended June 30, 2015.

The Acquiring Fund's Statement of Additional Information, and the financial statements included in the Acquiring Fund's Annual Report and the Fund's Annual Report and Semi-Annual Report, are incorporated herein by reference.  The Prospectus/Information Statement dated [November 27], 2015 may be obtained by writing to the Fund or the Acquiring Fund at 677 Washington Boulevard, Stamford, Connecticut 06901.

DOCUMENTS INCORPORATED BY REFERENCE

The Acquiring Fund's Statement of Additional Information dated August 1, 2015, is incorporated herein by reference to the definitive version thereof filed with the Securities and Exchange Commission (the "Commission") pursuant to Rule 497 under the Securities Act of 1933, as amended, on August 10, 2015 (File No. 333-189732).  The financial statements of the Acquiring Fund are incorporated herein by reference to the Acquiring Fund's Annual Report for its fiscal year ended March 31, 2015, filed with the Commission on June 8, 2015.  The financial statements of the Fund are incorporated herein by reference to the Fund's Annual Report for its fiscal year ended December 31, 2014, filed with the Commission on March 9, 2015, and to the Fund's Semi-Annual Report for the six-month period ended June 30, 2015, filed with the Commission on September 4, 2015.

PRO FORMA FINANCIAL INFORMATION

At a meeting held on October 26, 2015, the Board of Trustees of A&Q Masters Fund (the "Acquiring Fund") and the Board of Directors of A&Q Equity Opportunity Fund LLC (the "Fund") each approved an Agreement and Plan of Merger pursuant to which the Fund will transfer all of its assets, subject to its liabilities, to the Acquiring Fund, in exchange solely for shares of beneficial interest of the Acquiring Fund (the "Shares") equal in value to the assets less liabilities of the Fund (the "Reorganization").  The Acquiring Fund's Shares will then be distributed to the Fund's investors (other than those investors that tender all of their interests to the Fund in the Fund's fourth quarter 2015 tender offer), with each such Fund investor receiving a pro rata distribution of the Acquiring Fund's Shares (or fractions thereof) having an aggregate net asset value equal to the investor's capital account as of December 31, 2015, the closing date of the Reorganization, after which the Fund will cease operations.

The Reorganization is expected to constitute a taxable transaction for federal income tax purposes.  The unaudited pro forma financial information reflects the financial position of the Acquiring Fund and the Fund on March 31, 2015 and is intended to present certain data as if the merger had been consummated on April 1, 2014.  The results of operations of the Acquiring Fund for prior periods will not be restated.  Following the Reorganization, the Acquiring Fund will be the accounting survivor.  The fiscal year ends are March 31 for the Acquiring Fund and December 31 for the Fund.  No significant accounting policies, including investment valuation policies, will change as a result of the Reorganization.

The pro forma financial information should be read in conjunction with the financial statements of the Acquiring Fund included in its Annual Report, dated March 31, 2015, and with the financial statements of the Fund included in its Annual and Semi-Annual Report, dated December 31, 2014 and June 30, 2015, respectively, and included or incorporated by reference in the Statement of Additional Information of which the pro forma financial information forms a part.  The pro forma financial information has been derived from the books and records used in calculating net asset values of each fund and has been prepared in accordance with accounting principles generally accepted in the United States, which requires management to make estimates and assumptions that affect this information.  Actual results could differ from those estimates.  The pro forma financial information is presented for informational purposes only and may not necessarily be representative of what the actual combined financial statements would have been had the Reorganization occurred on March 31, 2015.

UBS Hedge Fund Solutions LLC (the "Adviser") is the investment adviser of the Acquiring Fund and the Fund, and provides day-to-day management of the Acquiring Fund's and the Fund's investments.  The Fund and the Acquiring Fund have each agreed to pay the Adviser a fee, computed and payable monthly, at an annual rate of 1.25% of the respective fund's adjusted net assets, determined as of the last day of each month.  In addition, the Acquiring Fund has agreed to pay the Adviser an incentive fee, on a quarterly basis, at an annual rate of 5% of the Acquiring Fund's net profits, if any, and the Fund has agreed to pay the Adviser an incentive allocation, generally at the end of each fiscal year and upon an investor's full tender, of 5% of the net profits, if any, credited to the capital accounts of Fund Investors during the period.

Adviser, and not the Fund or the Acquiring Fund, will pay the expenses directly related to the Reorganization.  The Fund and the Acquiring Fund will bear their respective portfolio transaction costs, if any, whether or not associated with the Reorganization.

As of March 31, 2015, the net assets of: (i) the Fund were $61,150,031; and (ii) the Acquiring Fund were $144,246,905.  The net assets of the combined fund as of March 31, 2015 would have been $205,396,936.

On a pro forma basis for the 12 months ended March 31, 2015, the proposed Reorganization would result in the following approximate increase/(decrease) to expenses charged, excluding the non-recurring expenses of the Reorganization:

Expense Category	Dollar Amount	Percentage(*)

Administration fees(1)	37,314	0.02%

Professional fees(2)	(214,000)	(0.11)%

Custodian fees(2)	(9,240)	(0.00	)%(3)

Directors' fees and expenses(2)	(66,600)	(0.03)%

Miscellaneous(2)	(6,717)	(0.00	)%(3)

Net decrease to expenses	$(259,243)	(0.12)%

________________________
(*)	Based on pro forma combined net assets.

(1)	Reflects the impact of administration fees paid by the Acquiring Fund.

(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.

(3)	Rounds to less than (0.01)%.

The Fund is treated as a partnership for federal income tax purposes.  The Acquiring Fund intends to qualify, and has elected to be treated, as a regulated investment company (a "RIC") (within the meaning of Subchapter M of the Internal Revenue Code of 1986, as amended) for federal income tax purposes.  After the Reorganization, the Acquiring Fund intends to continue to qualify as a RIC and to make distributions sufficient to relieve it from substantially all federal income and excise taxes.

The Reorganization is expected to be a taxable transaction for U.S. federal income tax purposes.  As a result, it is expected that gain or loss will be recognized by the Fund upon the transfer of its assets (other than cash) to the Acquiring Fund.  Any such gain or loss recognized by the Fund will be allocated to the Fund investors (including those whose interests in the Fund are subject to repurchase in the Fund's fourth quarter 2015 tender offer) in accordance with the Fund's Limited Liability Company Agreement, as amended and/or restated from time to time (the "LLC Agreement"), and any such gain or loss (as determined for federal income tax purposes) must be taken into account by those investors in the Fund when determining their taxable income or loss, and will result in corresponding adjustments to their respective bases in their interests in the Fund.

Management expects that some portion of the Fund's underlying investments will be redeemed prior to the consummation of the Reorganization.  All such investments will be withdrawn from the Fund's underlying investment managers in accordance with the Fund's redemption rights.  The Fund is not expected to bear any costs or expenses in connection with the redemptions of such holdings.  The tax impact of the redemptions of the Fund's underlying investments generally will depend on the difference between the price at which such investments are redeemed and the Fund's tax basis in such investments.  The investors in the Fund will be required to take into account their respective allocable shares (as determined under the LLC Agreement) of the gain or loss in respect of such redemptions, as well as from the Reorganization, regardless of whether they become shareholders of the Acquiring Fund pursuant to the Reorganization or choose to tender their interests in the Fund for repurchase in the Fund's fourth quarter 2015 tender offer.

A&Q MASTERS FUND
PART C
OTHER INFORMATION

Item 15	Indemnification.
Reference is made to Section 5.5 of the Registrant's Third Amended and Restated Agreement and Declaration of Trust (the "Trust Agreement"), filed as Exhibit (a)(4) to Post-Effective Amendment No. 2 to the Registration Statement on Form N-2 (File No. 333-189732) on July 31, 2014 ("Post-Effective Amendment No. 2"), and to Paragraph 7 of the Registrant's Investment Advisory Agreement, as amended (the "Investment Advisory Agreement"), filed as Exhibit (g)(1) to Post-Effective Amendment No. 2.  The Registrant hereby undertakes that it will apply the indemnification provisions of the Trust Agreement and Investment Advisory Agreement in a manner consistent with Release 40-11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "Investment Company Act"), so long as the interpretation therein of Sections 17(h) and 17(i) of the Investment Company Act remains in effect.

The Registrant, in conjunction with UBS Hedge Fund Solutions LLC (the "Adviser"), the Registrant's trustees and other registered management investment companies managed by the Adviser or its affiliates, maintains insurance on behalf of any person who is or was an independent trustee, officer, employee, or agent of the Registrant, or who is or was serving at the request of the Registrant as an individual general partner, director, officer, employee or agent of another managed investment company, against certain liability asserted against and incurred by, or arising out of, his or her position.  However, in no event will the Registrant pay that portion of the premium, if any, for insurance to indemnify any such person for any act for which the Registrant itself is not permitted to indemnify.

Item 16	Exhibits.

(1)(a)	Certificate of Trust(a)

(1)(b)	Certificate of Amendment to the Certificate of Trust, dated April 24, 2014(b)

(1)(c)	Agreement and Declaration of Trust(a)

(1)(d)	Third Amended and Restated Agreement and Declaration of Trust(c)

(2)	By-Laws(d)

(3)	Not Applicable.

(4)	Agreement and Plan of Merger*

(5)	Reference is made to Exhibits (1) and (2) hereof.

(6)(a)	Form of Investment Advisory Agreement, as amended(e)

(6)(b)	Form of Expense Limitation and Reimbursement Agreement, as revised(f)

(7)(a)	Form of Distribution Agreement(d)

(7)(b)	Form of Selected Dealer Agreement(d)

(8)	Not Applicable.

(9)	Form of Master Custodian Agreement(d)

(10)	Not applicable.

(11)	Opinion and Consent of Registrant's counsel**

(12)	Not applicable.

(13)(a)	Form of Administration Agreement(d)

(13)(b)	Form of Transfer Agency and Services Agreement(d)

(13)(c)
Form of Investor Certificate (included as Appendix A to the definitive version of the Registrant's Prospectus filed pursuant to Rule 497 under the Securities Act of 1933, as amended (the "Securities Act"), on August 10, 2015)

(14)	Consent of Ernst & Young LLP, the independent registered public accounting firm of the Registrant and A&Q Equity Opportunity Fund LLC**

(15)	Not Applicable.

(16)	Powers of Attorney of Virginia G. Breen, Meyer Feldberg, George W. Gowen and Stephen H. Penman*

(17)(a)	The Prospectus of the Registrant is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on August 10, 2015.

(17)(b)	The Statement of Additional Information of the Registrant is incorporated herein by reference to the definitive version thereof filed pursuant to Rule 497 under the Securities Act on August 10, 2015.

________________________
*	Filed herein or herewith.

**	To be filed by amendment.

(a)	Incorporated by reference to the respective Exhibits of the Registration Statement on Form N-2 (File No. 333-189732), filed on July 1, 2013.

(b)	Incorporated by reference to Exhibit (a)(2) of Post-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-189732), filed on May 23, 2014 ("Post-Effective Amendment No. 1").

(c)	Incorporated by reference to Exhibit (a)(4) of Post-Effective Amendment No. 2.

(d)	Incorporated by reference to the respective Exhibits of Pre-Effective Amendment No. 1 to the Registration Statement on Form N-2 (File No. 333-189732), filed on September 10, 2013.

(e)	Incorporated by reference to Exhibit (g)(1) of Post-Effective Amendment No. 2.

(f)	Incorporated by reference to Exhibit (g)(2) of Post-Effective Amendment No. 1.

Item 17.	Undertakings.

(1)
The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)
The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant, in the City of New York, and State of New York on the 28th day of October, 2015.

A&Q MASTERS FUND

By:	/s/ Dylan Germishuys
Dylan Germishuys Authorized Signatory

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities indicated on October 28, 2015.

	Name	Title

/s/ William J. Ferri
	William J. Ferri	Principal Executive Officer

/s/ Dylan Germishuys
	Dylan Germishuys	Principal Accounting Officer

/s/ Meyer Feldberg*
	Meyer Feldberg	Chairman and Trustee

/s/ Virginia G. Breen*
	Virginia G. Breen	Trustee

/s/ George W. Gowen*
	George W. Gowen	Trustee

/s/ Stephen H. Penman*
	Stephen H. Penman	Trustee

*By:	/s/ Dylan Germishuys
Dylan Germishuys, Attorney-in-Fact

Exhibit Index

(16)	Powers of Attorney of Virginia G. Breen, Meyer Feldberg, George W. Gowen and Stephen H. Penman